UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia, 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

ITEM 1(a): REPORTS TO STOCKHOLDERS

Manning & Napier Fund, Inc.

Real Estate Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the US real estate industry.

Performance Commentary

Real estate markets lagged behind the broader U.S. equity market and experienced negative returns during 2020. Within the real estate market, performance varied meaningfully between sub-industries during the year. For example, Mall REITs and Shopping Center REITs were largely negative during the year, while Data Storage REITs, Industrial REITs, and Self-Storage REITs posted double digit gains.

The Real Estate Series Class S shares posted negative returns for the year, but did outperform the benchmark (i.e., the MSCI US REIT Index), returning -6.27% versus -8.70%. In aggregate, industry allocations drove the Series’ outperformance, while individual security selection slightly detracted from relative returns. The largest contributors to relative outperformance during the year were an underweight to the Hospitality space early in the year (as well as positioning within the industry), an overweight to Data Storage REITs, and an overweight to single-family housing REITs. Detractors from relative performance included selection with Industrial REITs and within the Triple-Net Retail space. During the year, the portfolio’s allocation to Apartments, Health Care, and Retail decreased, while exposure to Data Centers, Industrials, and Manufactured Housing increased.

The portfolio currently favors Residential REITs, with the primary focus on Single-Family Housing and Manufactured Housing, as we expect the underbuilding of new houses relative to long-term household formation to result in excess demand and support pricing of residential rentals. The portfolio also has an overweight allocation to Industrials REITs compared to the benchmark given significant pull-forward in demand for warehouse space as companies manage increased inventories due to increased e-commerce. The portfolio also continued to maintain an overweight allocation to Data Storage REITs, which continue to be key beneficiaries of the secular shift of data moving to the cloud. Within traditional office REITs, we generally continue to prefer Sun Belt markets over coastal metropolitan markets due to the combination of strong job growth and manageable supply. The pandemic environment has strengthened this case as it has weakened demand for space in large metropolitan areas further. The portfolio has zero allocation to Mall and Shopping Center REITs, as the environment for retail has only continued to grow more challenging as the trend towards e-commerce has only strengthened further.

Performance for the Real Estate Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Real Estate Series - Class S2	(6.27%)	5.77%	8.82%
Real Estate Series - Class I2,3	(5.96%)	6.03%	9.05%
Real Estate Series - Class W2,4	(5.33%)	6.14%	9.01%
Real Estate Series - Class Z2,4	(5.96%)	5.92%	8.90%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5]	(8.70%)	3.51%	6.99%

The following graph compares the value of a $10,000 investment in the Real Estate Series - Class S for the ten years ended December 31, 2020 to the MSCI U.S. REIT Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2020, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 0.10% for Class W and 0.70% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S, 0.86% for Class I, 0.74% for Class W and 0.74% for Class Z for the year ended December 31, 2020.

3 For periods through August 1, 2012 (the inception date of the Class I shares), performance for Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4 For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5 The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs as classified as Equity REITs Industry under the GICS® Real Estate sector. The MSCI U.S. REIT Index is a subset of the MSCI USA Investable Market Index (IMI) which captures large, mid, and small-cap securities. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING PERIOD* 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,102.20	$5.81	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58	1.10%
Class I
Actual	$1,000.00	$1,103.10	$4.49	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32	0.85%
Class W
Actual	$1,000.00	$1,107.30	$0.53	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,104.50	$3.70	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56	0.70%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Real Estate Series

Portfolio Composition as of December 31, 2020

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Top Ten Stock Holdings[2]
Equinix, Inc.	9.6%	Public Storage	3.3%
Prologis, Inc.	8.7%	Mid-America Apartment Communities, Inc.	3.2%
Invitation Homes, Inc.	4.2%	Americold Realty Trust	2.9%
Digital Realty Trust, Inc.	4.0%	Crown Castle International Corp.	2.9%
Sun Communities, Inc.	3.9%	Cousins Properties, Inc.	2.8%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2020

	SHARES	VALUE (NOTE 2)
COMMON STOCKS - 99.6%
Consumer Discretionary - 2.7%
Hotels, Resorts & Cruise Lines - 2.7%
Hilton Worldwide Holdings, Inc.	42,100	$4,684,046
Wyndham Hotels & Resorts, Inc.	49,083	2,917,493
Total Consumer Discretionary		7,601,539
Information Technology - 2.3%
Internet Services & Infrastructure - 2.3%
Switch, Inc. - Class A	397,883	6,513,345
Real Estate - 94.6%
REITS - Health Care - 8.9%
CareTrust REIT, Inc.	106,045	2,352,078
Community Healthcare Trust, Inc.	88,085	4,149,684
Healthcare Realty Trust, Inc.	136,270	4,033,592
Healthcare Trust of America, Inc. - Class A	173,525	4,778,879
Healthpeak Properties, Inc.	228,030	6,893,347
Welltower, Inc.	47,841	3,091,485
		25,299,065
REITS - Hotel & Resort - 1.5%
Apple Hospitality REIT, Inc.	337,300	4,354,543
REITS - Industrial - 19.6%
Americold Realty Trust	222,245	8,296,406
Duke Realty Corp.	172,381	6,890,068
First Industrial Realty Trust, Inc.	122,990	5,181,569
Prologis, Inc.	247,684	24,684,187
Rexford Industrial Realty, Inc.	86,715	4,258,574
STAG Industrial, Inc.	88,975	2,786,697
Terreno Realty Corp.	63,315	3,704,561
		55,802,062
REITS - Office - 8.0%
Brandywine Realty Trust	220,135	2,621,808
Cousins Properties, Inc.	238,367	7,985,294
Douglas Emmett, Inc.	128,675	3,754,736
Hibernia REIT plc (Ireland)	1,606,740	2,265,157
Kilroy Realty Corp.	104,369	5,990,781
		22,617,776
REITS - Residential - 26.4%
American Campus Communities, Inc.	98,500	4,212,845
American Homes 4 Rent - Class A	256,695	7,700,850
Apartment Income REIT Corp.*	88,560	3,401,590
AvalonBay Communities, Inc.	26,115	4,189,629
Camden Property Trust	53,565	5,352,215
Equity LifeStyle Properties, Inc.	121,860	7,721,049
Essex Property Trust, Inc.	12,997	3,085,748
Flagship Communities REIT	126,285	1,863,967
Invitation Homes, Inc.	401,170	11,914,749
Mid-America Apartment Communities,Inc.	72,105	9,134,982
Sun Communities, Inc.	72,800	11,061,960

	SHARES	VALUE (NOTE 2)
COMMON STOCKS (continued)
Real Estate (continued)
REITS - Residential (continued)
UDR, Inc.	136,751	$5,255,341
		74,894,925
REITS - Retail - 4.1%
Agree Realty Corp.	81,738	5,442,116
Getty Realty Corp.	124,960	3,441,399
Realty Income Corp.	43,225	2,687,298
		11,570,813
REITS - Specialized - 26.1%
American Tower Corp.	21,025	4,719,272
Crown Castle International Corp.	50,925	8,106,751
CubeSmart	89,515	3,008,599
Digital Realty Trust, Inc.	81,394	11,355,277
Equinix, Inc.	38,046	27,171,692
Extra Space Storage, Inc.	19,370	2,244,208
Lamar Advertising Co. - Class A	40,375	3,360,008
Life Storage, Inc.	39,675	4,736,798
Public Storage	40,525	9,358,438
		74,061,043
Total Real Estate		268,600,227
TOTAL COMMON STOCKS
(Identified Cost $241,035,878)		282,715,111
SHORT-TERM INVESTMENT - 0.1%
Dreyfus Government Cash Management, Institutional Shares, 0.03%[1]
(Identified Cost $297,864)	297,864	297,864
TOTAL INVESTMENTS - 99.7%
(Identified Cost $241,333,742)		283,012,975
OTHER ASSETS, LESS LIABILITIES - 0.3%		957,115
NET ASSETS - 100%		$283,970,090

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2020

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:

Investments, at value (identified cost $241,333,742) (Note 2)	$283,012,975
Dividends receivable	804,524
Receivable for fund shares sold	361,090
Foreign tax reclaims receivable	13,092
Prepaid and other expenses	21,246

TOTAL ASSETS	284,212,927

LIABILITIES:

Accrued management fees (Note 3)	28,934
Accrued sub-transfer agent fees (Note 3)	23,550
Accrued fund accounting and administration fees (Note 3)	21,665
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	8,005
Accrued Chief Compliance Officer service fees (Note 3)	1,503
Payable for fund shares repurchased	107,919
Audit fees payable	15,803
Accrued printing and postage fees payable	13,172
Other payables and accrued expenses	22,286

TOTAL LIABILITIES	242,837

TOTAL NET ASSETS	$283,970,090

NET ASSETS CONSIST OF:

Capital stock	$225,255
Additional paid-in-capital	248,826,206
Total distributable earnings (loss)	34,918,629

TOTAL NET ASSETS	$283,970,090

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($37,762,491/2,531,613 shares)	$14.92

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($30,787,222/5,469,047 shares)	$5.63

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($214,870,910/14,427,405 shares)	$14.89

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($549,467/97,408 shares)	$5.64

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $25,041)	$5,787,293

EXPENSES:

Management fees (Note 3)	1,563,335
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	107,031
Sub-transfer agent fees (Note 3)	104,353
Fund accounting and administration fees (Note 3)	81,409
Directors’ fees (Note 3)	31,540
Chief Compliance Officer service fees (Note 3)	3,784
Custodian fees	15,864
Miscellaneous	226,429

Total Expenses	2,133,745
Less reduction of expenses (Note 3)	(1,162,038)

Net Expenses	971,707

NET INVESTMENT INCOME	4,815,586

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(6,366,594)
Foreign currency and translation of other assets and liabilities	2,295

(6,364,299)
Net change in unrealized appreciation (depreciation) on-
Investments	(17,859,858)
Foreign currency and translation of other assets and liabilities	1,177

(17,858,681)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(24,222,980)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,407,394)

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,815,586	$5,851,609
Net realized gain (loss) on investments and foreign currency	(6,364,299)	15,584,064
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(17,858,681)	54,145,860

Net increase (decrease) from operations	(19,407,394)	75,581,533

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(827,914)	(2,082,294)
Class I	(1,966,961)	(4,713,102)
Class W	(6,148,808)	(8,513,530)
Class Z	(33,883)	(50,026)
From return of capital (Class S)	(94,621)	–
From return of capital (Class I)	(262,791)	–
From return of capital (Class W)	(952,851)	–
From return of capital (Class Z)	(4,609)	–
Total distributions to shareholders	(10,292,438)	(15,358,952)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	11,810,090	(23,194,930)

Net increase (decrease) in net assets	(17,889,742)	37,027,651

NET ASSETS:

Beginning of year	301,859,832	264,832,181

End of year	$283,970,090	$301,859,832

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.31	$13.09	$14.93	$14.48	$14.15
Income (loss) from investment operations:
Net investment income[1]	0.12 [2]	0.15	0.26	0.24	0.22
Net realized and unrealized gain (loss) on investments	(1.15)	3.65	(1.24)	1.02	0.88
Total from investment operations	(1.03)	3.80	(0.98)	1.26	1.10
Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.21)	(0.25)	(0.27)
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(0.56)	(0.50)
From return of capital	(0.04)	—	(0.02)	—	—
Total distributions to shareholders	(0.36)	(0.58)	(0.86)	(0.81)	(0.77)

Net asset value - End of year	$14.92	$16.31	$13.09	$14.93	$14.48
Net assets - End of year (000’s omitted)	$37,762	$59,923	$214,722	$271,496	$278,322
Total return[3]	(6.27% )	29.14% [4]	(6.73% )	8.66%	7.91%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.11%	1.11%	1.10%	1.09%
Net investment income	0.81% [2]	1.02%	1.82%	1.58%	1.47%
Series portfolio turnover	69%	24%	44%	42%	46%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	0.00% [5]	N/A	0.00% [5]	N/A

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.11 and the net investment income ratio would have been 0.72%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 29.06%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17		12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.44	$5.50	$6.81	$7.03		$7.26

Income (loss) from investment operations:
Net investment income[1]	0.06 [2]	0.11	0.14	0.14		0.11
Net realized and unrealized gain (loss) on investments	(0.45)	1.49	(0.55)	0.49		0.47
Total from investment operations	(0.39)	1.60	(0.41)	0.63		0.58
Less distributions to shareholders:
From net investment income	(0.18)	(0.24)	(0.24)	(0.29)		(0.31)
From net realized gain on investments	(0.19)	(0.42)	(0.63)	(0.56)		(0.50)
From return of capital	(0.05)	—	(0.03)	—		—
Total distributions to shareholders	(0.42)	(0.66)	(0.90)	(0.85)		(0.81)

Net asset value - End of year	$5.63	$6.44	$5.50	$6.81		$7.03
Net assets - End of year (000’s omitted)	$30,787	$50,025	$50,111	$47,074		$26,300
Total return[3]	(5.96% )	29.31%	(6.41% )	8.85%		8.17%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.84%	0.86%	0.85%		0.84%
Net investment income	1.02% [2]	1.62%	2.12%	1.95%		1.50%
Series portfolio turnover	69%	24%	44%	42%		46%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	N/A	N/A	0.00%	[4]	N/A

1Calculated based on average shares outstanding during the years.

2Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.93%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class W

	FOR THE YEAR ENDED 12/31/20	FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$16.27	$14.76
Income (loss) from investment operations:
Net investment income[2]	0.33 [3]	0.35
Net realized and unrealized gain (loss) on investments	(1.20)	1.91
Total from investment operations	(0.87)	2.26
Less distributions to shareholders:
From net investment income	(0.25)	(0.33)
From net realized gain on investments	(0.19)	(0.42)
From return of capital	(0.07)	—
Total distributions to shareholders	(0.51)	(0.75)

Net asset value - End of period	$14.89	$16.27
Net assets - End of period (000’s omitted)	$214,871	$191,373
Total return[4]	(5.33% )	15.43%	[5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	[6]
Net investment income	2.27% [3]	2.58%	[6]
Series portfolio turnover	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.64%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.31 and the net investment income ratio would have been 2.14%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 15.36%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED 12/31/20	FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$6.46	$6.21
Income (loss) from investment operations:
Net investment income[2]	0.09 [3]	0.08
Net realized and unrealized gain (loss) on investments	(0.48)	0.84
Total from investment operations	(0.39)	0.92
Less distributions to shareholders:
From net investment income	(0.19)	(0.25)
From net realized gain on investments	(0.19)	(0.42)
From return of capital	(0.05)	—
Total distributions to shareholders	(0.43)	(0.67)

Net asset value - End of period	$5.64	$6.46
Net assets - End of period (000’s omitted)	$549	$539
Total return[4]	(5.96% )	14.98%	[5]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	[6]
Net investment income	1.51% [3]	1.42%	[6]
Series portfolio turnover	69%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.02%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Includes special dividends from two of the Series' securities. Excluding this amount, the net investment income per share would have been $0.08 and the net investment income ratio would have been 1.39%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.62%

6Annualized.

The accompanying notes are an integral part of the financial statements.

14

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Real Estate Series Class I common stock, Real Estate Series Class S common stock and Real Estate Series Class Z common stock and 75 million have been designated as Real Estate Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$7,601,539	$7,601,539	$—	$—
Information Technology	6,513,345	6,513,345	—	—
Real Estate	268,600,227	266,335,070	2,265,157	—
Short-Term Investment	297,864	297,864	—	—
Total assets	$283,012,975	$280,747,818	$2,265,157	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of December 31, 2019 or December 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2017 through December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

17

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2020, the sub-transfer agency expenses incurred by Class S and Class I were $60,097 and $44,256, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.70% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

18

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to the advisory fee waiver, the Advisor waived $1,079,438 in management fees for Class W for the year ended December 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $12,058, $2,362, $67,990 and $190 for Class S, Class I, Class W and Class Z, respectively, for the year ended December 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	Total
Class S	$6,660	$12,058	$18,718
Class I	–	2,362	2,362
Class W	32,160	67,990	100,150
Class Z	382	190	572

For the year ended December 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $195,581,894 and $180,964,999, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/20		FOR THE YEAR ENDED 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	497,285	$7,097,568	730,886	$11,290,209
Reinvested	60,668	894,249	126,718	2,016,087
Repurchased	(1,701,388)	(23,099,433)	(13,580,492)	(201,560,930)
Total	(1,143,435)	$(15,107,616)	(12,722,888)	$(188,254,634)

CLASS I	FOR THE YEAR ENDED 12/31/20		FOR THE YEAR ENDED 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,278,198	$13,092,128	3,862,253	$25,033,978
Reinvested	355,681	1,977,588	708,353	4,455,539
Repurchased	(4,926,892)	(26,342,003)	(5,917,378)	(37,598,078)
Total	(2,293,013)	$(11,272,287)	(1,346,772)	$(8,108,561)

19

Real Estate Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/20		FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,172,038	$59,888,503	13,695,504	$203,620,504
Reinvested	459,235	6,755,357	520,176	8,255,204
Repurchased	(1,966,099)	(28,531,311)	(2,453,449)	(38,939,976)
Total	2,665,174	$38,112,549	11,762,231	$172,935,732

CLASS Z	FOR THE YEAR ENDED 12/31/20		FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	21,301	$122,725	520,511	$3,286,106
Reinvested	6,859	38,206	7,871	49,584
Repurchased	(14,322)	(83,487)	(444,812)	(3,103,157)
Total	13,838	$77,444	83,570	$232,533

Approximately 75% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended December 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2020.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

20

Real Estate Series

Notes to Financial Statements (continued)

9.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
Ordinary income	$5,358,439	$7,071,573
Long-term capital gains	$3,619,127	$8,287,379
Return of capital	$1,314,872	$—

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$242,193,939
Unrealized appreciation	44,235,688
Unrealized depreciation	(3,416,652)
Net unrealized appreciation	$40,819,036
Capital loss carryforwards	$(5,901,383)

At December 31, 2020, the Series had net short-term capital loss carryforwards of $5,901,383 which may be carried forward indefinitely.

11.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

21

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Real Estate Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $244,378 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.39%.

The Series designates $4,545,647, or 87.51% of the dividends distributed as Section 199A dividends.

23

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments)..
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum(museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

27

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28

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29

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCRE-12/20-AR

30

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income that is exempt from federal income taxes which the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

The municipal bond market posted positive returns for the twelve-month period ending December 31, 2020. Despite significant volatility at points during the year, specifically first quarter as the global pandemic upended markets and the ensuing rebound, yields ended the year lower and credit spreads tightened. The highest returning areas of the market included water/sewer and hospital bonds from a sector perspective, longer-dated issuances from a maturity perspective, and higher quality issuances when looking at it from a quality perspective.

The Diversified Tax Exempt Series Class A shares delivered positive absolute and relative returns, returning 5.73% during the year versus 4.02% for the benchmark (i.e., the Intercontinental (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index).

Relative outperformance was primarily driven by longer duration positioning, as well an overweight to essential service revenue bonds (e.g., water/sewer and utilities). Alternatively, an underweight allocation to middle tier credits, specifically BBB-rated issuances, detracted from relative returns.

In terms of positioning, we continue to have a positive view of revenue bonds and, within general obligations (GOs), we have a relatively higher quality tilt as a result of our selectivity within the sector. While both yields and spreads have compressed, we are finding select opportunities in longer-dated issuances (i.e., those 12+ years) and middle-tier credits.

While 2020 was a strong year for municipal bonds, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe a flexible approach with the ability to adapt to changing environments (e.g., uncovering risks and opportunities) will remain essential to achieving investor objectives.

Performance for the Diversified Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2020
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Diversified Tax Exempt Series - Class A2	5.73%	2.57%	2.56%
Diversified Tax Exempt Series - Class W2,3	6.23%	2.78%	2.67%
Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[4]	4.02%	2.88%	3.17%

The following graph compares the value of a $10,000 investment in the Diversified Tax Exempt Series - Class A for the ten years ended December 31, 2020 to the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2020, this net expense ratio was 0.61% for Class A and 0.11% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.61% for Class A and 0.61% for Class W for the year ended December 31, 2020.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (ICE Data) and/or its Third Party Suppliers and has been licensed for use by Manning & Napier. ICE Data and its Third Party Suppliers accept no liability in connection with its use.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	7/1/20	12/31/20	7/1/20 - 12/31/20	RATIO
Class A
Actual	$1,000.00	$1,017.80	$3.09	0.61%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.07	$3.10	0.61%
Class W
Actual	$1,000.00	$1,020.60	$0.56	0.11%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.58	$0.56	0.11%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2020

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Top Ten States[2]
New York	18.9%	District of Columbia	5.3%
Florida	7.2%	Washington	4.5%
Maryland	6.6%	North Carolina	4.4%
Ohio	6.3%	Pennsylvania	4.2%
Texas	6.2%	Illinois	3.0%

2As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS - 96.3%
ALABAMA - 1.2%
Birmingham Water Works Board, Water Utility Impt., Prerefunded Balance, Series B, Revenue Bond, 5.000%, 1/1/2031	1,715,000	$2,039,632
Cullman Utilities Board Water Division, Revenue Bond, AGM, 4.000%, 9/1/2025	1,000,000	1,155,270
		3,194,902
ALASKA - 0.2%
Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond, 5.000%, 9/1/2022	500,000	525,590
ARIZONA - 2.5%
Gilbert, Public Impt., G.O. Bond, 5.000%, 7/1/2021	800,000	819,032
Maricopa County Unified School District No. 89-Dysart, G.O. Bond, 5.000%, 7/1/2026	1,000,000	1,156,010
Mesa
Multiple Utility Impt., Revenue Bond, 5.000%, 7/1/2023	1,050,000	1,173,144
Multiple Utility Impt., Revenue Bond, 5.000%, 7/1/2024	1,200,000	1,395,372
Pima County Sewer System, Unrefunded Balance, Series B, Revenue Bond, 5.000%, 7/1/2022	530,000	542,582
Scottsdale, Water & Sewer, Revenue Bond, 5.250%, 7/1/2022	1,130,000	1,215,677
		6,301,817
ARKANSAS - 0.6%
Arkansas State, Highway Impt., G.O. Bond, 5.000%, 6/15/2021	525,000	536,356
Beaver Water of Benton & Washington Counties, Revenue Bond, 4.000%, 11/15/2021	1,000,000	1,002,770
		1,539,126
COLORADO - 2.1%
Aurora Water, Green Bond, Revenue Bond, 4.000%, 8/1/2046	2,000,000	2,238,620
Boulder County, Series A, Revenue Bond, 5.000%, 7/15/2026	1,000,000	1,255,710
E-470 Public Highway Authority, Senior Lien, Series A, Revenue Bond, 5.000%, 9/1/2026	1,000,000	1,246,680
Garfield Pitkin & Eagle Counties School District No. 1 Roaring Fork, Prerefunded Balance, G.O. Bond, 5.000%, 12/15/2024	500,000	522,925
		5,263,935
DISTRICT OF COLUMBIA - 5.2%
District of Columbia
Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2022	1,385,000	1,479,277
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
DISTRICT OF COLUMBIA (continued)
District of Columbia (continued)
Public Impt., Series A, G.O. Bond, 4.000%, 10/15/2044	2,750,000	$3,261,802
Public Impt., Series D, G.O. Bond, 5.000%, 6/1/2022	1,250,000	1,335,088
Public Impt., Series D, G.O. Bond, 5.000%, 6/1/2026	750,000	938,662
Public Impt., Series D, G.O. Bond, 5.000%, 6/1/2035	1,000,000	1,256,430
Series A, Revenue Bond, 5.000%, 12/1/2021	515,000	537,691
District of Columbia Water & Sewer Authority
Series B, Revenue Bond, 5.000%, 10/1/2036	900,000	1,073,412
Series C, Revenue Bond, 5.000%, 10/1/2022	1,000,000	1,084,190
Sewer Impt., Series A, Revenue Bond, 4.000%, 10/1/2049	2,000,000	2,350,640
		13,317,192
FLORIDA - 7.1%
Central Florida Expressway Authority
Senior Lien, Revenue Bond, 5.000%, 7/1/2024	500,000	579,135
Senior Lien, Revenue Bond, 5.000%, 7/1/2027	500,000	636,345
Senior Lien, Revenue Bond, 5.000%, 7/1/2038	530,000	651,964
Florida State
Public Impt., Series B, G.O. Bond, 4.000%, 7/1/2048	2,000,000	2,336,400
Series B, G.O. Bond, 5.000%, 6/1/2024	930,000	1,081,283
Fort Lauderdale, Water & Sewer, Revenue Bond, 4.000%, 3/1/2026	1,180,000	1,342,002
JEA Electric System, Series A, Revenue Bond, 5.000%, 10/1/2028	1,000,000	1,289,750
Lee County, Water & Sewer, Series B, Revenue Bond, 5.000%, 10/1/2021	750,000	776,963
Miami Beach, Water & Sewer, Revenue Bond, 5.000%, 9/1/2047	1,400,000	1,698,158
Miami-Dade County, Water & Sewer Revenue Bond, 5.000%, 10/1/2023	2,000,000	2,258,880
Sewer Impt., Series B, Revenue Bond, 4.000%, 10/1/2049	1,000,000	1,185,970
Orlando Utilities Commission, Series B, Revenue Bond, 5.000%, 10/1/2021	800,000	828,520
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL, 5.250%, 9/1/2023	500,000	564,380
Tampa-Hillsborough County Expressway Authority
Highway Impt., Series A, Revenue Bond, BAM, 5.000%, 7/1/2028	1,000,000	1,301,260

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
FLORIDA (continued)
Tampa-Hillsborough County Expressway Authority (continued)
Highway Impt., Series A, Revenue Bond, BAM, 5.000%, 7/1/2035	1,250,000	$1,638,387
		18,169,397
GEORGIA - 1.2%
Georgia State, Series C, G.O. Bond, 5.000%, 7/1/2028	2,295,000	2,961,904
HAWAII - 1.2%
Honolulu County
Transit Impt., G.O. Bond, 4.000%, 9/1/2042	600,000	723,024
Transit Impt., G.O. Bond, 4.000%, 9/1/2043	420,000	504,811
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond, 5.000%, 7/1/2023	1,750,000	1,955,240
		3,183,075
ILLINOIS - 3.0%
Aurora, Waterworks & Sewerage
Series B, Revenue Bond, 3.000%, 12/1/2022	500,000	525,140
Series B, Revenue Bond, 3.000%, 12/1/2023	625,000	666,675
Illinois Municipal Electric Agency
Series A, Revenue Bond, 5.000%, 2/1/2025	2,000,000	2,349,820
Series A, Revenue Bond, 5.000%, 2/1/2026	730,000	866,276
Illinois State Toll Highway Authority
Highway Impt., Series B, Revenue Bond, 5.000%, 1/1/2038	1,050,000	1,251,873
Series B, Revenue Bond, 5.000%, 1/1/2031	1,500,000	2,000,250
		7,660,034
IOWA - 1.1%
Cedar Falls, Electric Utility, Revenue Bond, 5.000%, 12/1/2023	2,000,000	2,274,340
Johnston, Public Impt., Series A, G.O. Bond, 5.000%, 6/1/2023	520,000	579,374
		2,853,714
KENTUCKY - 0.6%
Kentucky Municipal Power Agency, Series A, Revenue Bond, NATL, 5.000%, 9/1/2024	1,355,000	1,566,150
LOUISIANA - 0.6%
New Orleans
Sewer Impt., Revenue Bond, 5.000%, 6/1/2021	600,000	610,800
Sewer Impt., Series B, Revenue Bond, 5.000%, 6/1/2027	500,000	625,350
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
LOUISIANA (continued)
Shreveport, Water & Sewer, Series B, Revenue Bond, AGM, 3.000%, 12/1/2022	300,000	$314,556
		1,550,706
MAINE - 0.7%
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond, 4.000%, 11/1/2021	570,000	588,120
Maine Turnpike Authority
Highway Impt., Revenue Bond, 5.000%, 7/1/2033	550,000	731,698
Highway Impt., Revenue Bond, AGM, 5.250%, 7/1/2021	500,000	512,405
		1,832,223
MARYLAND - 6.5%
Baltimore
Sewer Impt., Series A, Revenue Bond, 4.000%, 7/1/2044	2,000,000	2,393,800
Sewer Impt., Series C, Revenue Bond, 5.000%, 7/1/2026	815,000	1,020,160
Water Utility Impt., Series C, Revenue Bond, 4.000%, 7/1/2036	765,000	917,977
Water Utility Impt., Series C, Revenue Bond, 4.000%, 7/1/2037	555,000	663,969
Baltimore County, G.O. Bond, 5.000%, 3/1/2023.	665,000	734,366
Maryland
School Impt., First Series, G.O. Bond, 4.000%, 6/1/2027	2,000,000	2,252,300
School Impt., Series A, G.O. Bond, 5.000%, 3/15/2028	3,000,000	3,832,650
Montgomery County, Public Impt., Series A, G.O. Bond, 5.000%, 11/1/2032	2,365,000	3,106,238
Prince George's County, Public Impt., Series B, G.O. Bond, 5.000%, 7/15/2022	1,615,000	1,734,478
		16,655,938
MASSACHUSETTS - 2.7%
Massachusetts
Series B, G.O. Bond, 5.000%, 7/1/2024	410,000	478,154
Series C, G.O. Bond, 3.625%, 10/1/2040	3,000,000	3,000,000
Massachusetts Water Resources Authority, Series B, Revenue Bond, AGM, 5.250%, 8/1/2032	970,000	1,426,240
North Reading, School Impt., G.O. Bond, 5.000%, 5/15/2035	2,000,000	2,115,700
		7,020,094
MICHIGAN - 0.3%
Ann Arbor Sewage Disposal System, Revenue Bond, 2.000%, 7/1/2027	820,000	877,539

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
MINNESOTA - 0.9%
Minnesota State, Series D, G.O. Bond, 5.000%, 8/1/2024	2,000,000	$2,344,200
MISSOURI - 1.9%
Kansas City, Sanitary Sewer System, Sewer Impt., Series A, Revenue Bond, 4.000%, 1/1/2025	750,000	857,378
Metropolitan St Louis Sewer District, Sewer Impt., Series C, Revenue Bond, 4.000%, 5/1/2041	2,000,000	2,260,520
Missouri Joint Municipal Electric Utility Commission, Prairie Street Project, Revenue Bond, 5.000%, 1/1/2027	1,410,000	1,767,872
		4,885,770
NEBRASKA - 0.3%
Omaha, Public Impt., Series A, G.O. Bond, 2.500%, 1/15/2023	760,000	796,146
NEVADA - 0.6%
Clark County, Stadium Impt., Series A, G.O. Bond, 5.000%, 6/1/2036	1,155,000	1,434,556
NEW MEXICO - 1.4%
Albuquerque Bernalillo County Water Utility Authority
Water Utility Impt., Revenue Bond, 5.000%, 7/1/2022	1,250,000	1,339,150
Water Utility Impt., Revenue Bond, 5.000%, 7/1/2023	2,000,000	2,237,220
		3,576,370
NEW YORK - 18.7%
Metropolitan Transportation Authority, Transit Impt., Green Bond, Series C-1, Revenue Bond, 4.750%, 11/15/2045	2,000,000	2,344,120
New York City
Public Impt., Subseries D1, G.O. Bond, 4.000%, 12/1/2042	1,255,000	1,454,118
Public Impt., Subseries F-3, G.O. Bond, 5.000%, 12/1/2024	825,000	972,295
Series 1, G.O. Bond, 5.000%, 8/1/2023	2,000,000	2,239,540
Series A, G.O. Bond, 5.000%, 8/1/2023	2,000,000	2,239,540
Series D, G.O. Bond, 5.000%, 8/1/2025	700,000	768,537
Series J, G.O. Bond, 5.000%, 8/1/2023.	950,000	1,063,782
New York City Transitional Finance Authority, Building Aid, Series S-4A, Revenue Bond, 5.000%, 7/15/2023	645,000	722,523
New York City Transitional Finance Authority, Future Tax Secured
Public Impt., Subseries B1, Revenue Bond, 5.000%, 11/1/2026	1,000,000	1,153,690
Public Impt., Subseries C-2, Revenue Bond, 5.000%, 5/1/2037	2,740,000	3,441,659
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
NEW YORK (continued)
New York City Water & Sewer System
Series EE, Revenue Bond, 5.000%, 6/15/2040	3,500,000	$4,441,710
Water Utility Impt., Series DD, Revenue Bond, 5.000%, 6/15/2047	3,000,000	3,713,400
New York State Dormitory Authority
Public Impt., Series C, Revenue Bond, 5.000%, 3/15/2023	2,000,000	2,209,100
School Impt., Series A, Revenue Bond, 4.000%, 3/15/2048	3,000,000	3,430,050
School Impt., Series E, Revenue Bond, AGM, 5.000%, 10/1/2025	860,000	967,784
School Impt., Unrefunded Balance, Series E, Revenue Bond, 5.000%, 3/15/2048	3,000,000	3,745,020
Series A, Revenue Bond, 5.000%, 2/15/2026	1,025,000	1,173,328
Series A, Revenue Bond, 5.000%, 2/15/2028	2,950,000	3,373,944
New York State Thruway Authority, Series B, Revenue Bond, 4.000%, 1/1/2038	2,390,000	2,852,250
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond, 5.000%, 3/15/2024	765,000	843,542
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 222, Revenue Bond, 5.000%, 7/15/2032	1,185,000	1,594,951
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond, 5.000%, 11/15/2023	2,805,000	3,094,897
		47,839,780
NORTH CAROLINA - 4.4%
Charlotte
Series A, G.O. Bond, 5.000%, 8/1/2022	615,000	661,820
Series A, G.O. Bond, 4.000%, 6/1/2025	3,510,000	4,095,152
Charlotte, Water & Sewer System, Revenue Bond, 4.000%, 7/1/2047	2,000,000	2,367,020
Mecklenburg County, Series A, G.O. Bond, 5.000%, 12/1/2024	2,000,000	2,374,220
North Carolina Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 2/1/2024	1,500,000	1,700,070
		11,198,282
OHIO - 6.2%
American Municipal Power, Inc., Fremont Energy Center Project, Prerefunded Balance, Series B, Revenue Bond, 5.000%, 2/15/2023	1,895,000	1,994,810

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
OHIO (continued)
Brecksville-Broadview Heights City School District, School Impt., Prerefunded Balance, G.O. Bond, 5.000%, 12/1/2048	1,000,000	$1,139,300
Cincinnati Water System
Series A, Revenue Bond, 4.000%, 12/1/2025	625,000	738,987
Series B, Revenue Bond, 5.000%, 12/1/2026	500,000	635,435
Series C, Revenue Bond, 5.000%, 12/1/2025	1,000,000	1,231,100
Columbus, Sewer Impt., Revenue Bond, 5.000%, 6/1/2026.	520,000	614,843
Hamilton Wastewater System, Sewer Impt., Revenue Bond, BAM, 4.000%, 10/1/2041	1,235,000	1,442,319
Mason
Recreational Facility Impt., Series A, G.O. Bond, 3.000%, 12/1/2023	595,000	640,928
Recreational Facility Impt., Series B, G.O. Bond, 2.000%, 12/1/2023	680,000	711,838
Mentor, G.O. Bond, 5.000%, 12/1/2021..	810,000	844,927
Middletown City School District, School Impt., Prerefunded Balance, G.O. Bond, 5.250%, 12/1/2040	1,000,000	1,095,800
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond, 4.000%, 11/15/2043	1,565,000	1,830,737
Ohio State Turnpike Commission, Series A, Revenue Bond, 5.250%, 2/15/2027	600,000	772,002
Ohio Turnpike & Infrastructure Commission, Highway Impt., Series A, Revenue Bond, 5.000%, 2/15/2030	1,200,000	1,520,088
Toledo Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/15/2022	610,000	635,449
		15,848,563
OKLAHOMA - 0.4%
Tulsa Metropolitan Utility Authority, Water Utility Impt., Series A, Revenue Bond, 3.000%, 4/1/2025	1,020,000	1,110,964
OREGON - 2.6%
Metro, Recreational Facility Impt., Series A, G.O. Bond, 5.000%, 6/1/2023	825,000	881,018
Oregon State, Public Impt., Series K, G.O. Bond, 5.000%, 8/1/2023	575,000	646,081
Portland Building Project, Series B, G.O. Bond, 5.000%, 6/15/2038	4,000,000	5,095,680
		6,622,779
PENNSYLVANIA - 4.1%
Allegheny County Sanitary Authority, Sewer Impt., Revenue Bond, AGM, 4.000%, 12/1/2035	1,200,000	1,378,644
Montgomery County, Series C, G.O. Bond, 5.000%, 9/1/2024	1,155,000	1,356,975
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Pennsylvania Turnpike Commission
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2029	750,000	$988,178
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2030	850,000	1,106,249
Highway Impt., Series A-1, Revenue Bond, 5.000%, 12/1/2023	1,200,000	1,364,220
Series A-2, Revenue Bond, 5.000%, 6/1/2028	590,000	716,567
Philadelphia, Water & Wastewater, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/1/2040	2,450,000	3,236,670
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM, 5.000%, 9/1/2032	300,000	404,751
		10,552,254
SOUTH CAROLINA - 1.2%
Greenwood Metropolitan District, Sewer Impt., Revenue Bond, 5.000%, 10/1/2026	500,000	629,015
Lexington County
Series A, G.O. Bond, 5.000%, 2/1/2025	700,000	836,157
Series A, G.O. Bond, 5.000%, 2/1/2026	1,325,000	1,641,463
		3,106,635
TENNESSEE - 2.1%
Knoxville Electric System Revenue
Electric Light & Power Impt., Series II, Revenue Bond, 3.000%, 7/1/2028	1,090,000	1,184,917
Series FF, Revenue Bond, 5.000%, 7/1/2023	800,000	856,888
Series FF, Revenue Bond, 5.000%, 7/1/2025	705,000	754,040
Memphis, Public Impt., G.O. Bond, 4.000%, 6/1/2044	1,095,000	1,249,110
Robertson County, G.O. Bond, 5.000%, 6/1/2025	1,000,000	1,200,800
		5,245,755
TEXAS - 6.2%
Austin Electric Utility, Series A, Revenue Bond, 5.000%, 11/15/2022	500,000	544,560
Central Texas Turnpike System, Series C, Revenue Bond, 5.000%, 8/15/2027.	1,470,000	1,700,216
Dallas Independent School District, G.O. Bond, 5.000%, 8/15/2029	500,000	537,595
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond, 5.000%, 8/15/2023	600,000	675,948
Houston Combined Utility System, Water & Sewer, Series B, Revenue Bond, 4.000%, 11/15/2044	1,000,000	1,207,180

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
TEXAS (continued)
Mansfield Independent School District, Unrefunded Balance, Series B, G.O. Bond, 4.000%, 2/15/2028	505,000	$507,020
North Texas Tollway Authority
Series A, Revenue Bond, 5.000%, 1/1/2026	500,000	565,865
Series A, Revenue Bond, 5.000%, 1/1/2027	2,000,000	2,436,340
Series B, Revenue Bond, 5.000%, 1/1/2029	925,000	1,214,109
San Antonio Electric & Gas
Junior Lien, Revenue Bond, 4.000%, 2/1/2038	1,000,000	1,236,460
Revenue Bond, 5.000%, 2/1/2025	1,000,000	1,075,540
San Antonio Water System
Junior Lien, Series A, Revenue Bond, 5.000%, 5/15/2026	500,000	623,085
Junior Lien, Series A, Revenue Bond, 4.000%, 5/15/2040	2,000,000	2,456,840
Junior Lien, Series C, Revenue Bond, 5.000%, 5/15/2027	800,000	1,010,032
		15,790,790
UTAH - 0.2%
Central Utah Water Conservancy District, Series B, Revenue Bond, 5.000%, 10/1/2025	500,000	611,460
VIRGINIA - 1.0%
Norfolk Water & Sewer System, Revenue Bond, 5.000%, 11/1/2029	2,000,000	2,586,360
WASHINGTON - 4.5%
King County, Series E, G.O. Bond, 5.000%, 6/1/2022	2,000,000	2,136,140
King County, Water & Sewer
Revenue Bond, 4.000%, 7/1/2045	2,000,000	2,195,580
Series B, Revenue Bond, 5.000%, 7/1/2027	1,000,000	1,159,020
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond, 4.000%, 4/1/2034	2,435,000	2,806,825
Washington State, School Impt., Series A, G.O. Bond, 5.000%, 8/1/2029.	2,500,000	3,200,250
		11,497,815
WISCONSIN - 2.8%
Kenosha, G.O. Bond, 2.500%, 9/1/2024	1,000,000	1,067,220
Madison Water Utility, Series A, Revenue Bond, 5.000%, 1/1/2027.	1,045,000	1,327,808
Wisconsin State
Series 3, G.O. Bond, 5.000%, 11/1/2025	2,900,000	3,155,693
Series 4, G.O. Bond, 5.000%, 5/1/2026	685,000	807,307
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
WISCONSIN (continued)
Wisconsin State Environmental Improvement Fund, Sewer Impt., Series A, Revenue Bond, 5.000%, 6/1/2022	750,000	$801,165
		7,159,193
TOTAL MUNICIPAL BONDS
(Identified Cost $235,035,135)		246,681,008

U.S. GOVERNMENT AGENCIES - 0.4%

Other Agencies - 0.4%
Freddie Mac Multifamily ML Certificates, Series 2019-ML05, Class AUS, 3.40%, 1/25/2036	485,115	573,391
Freddie Mac Multifamily ML Certificates, Series 2019-ML05, Class ACA, 3.35%, 11/25/2033	491,458	571,064
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $991,679)		1,144,455

SHORT-TERM INVESTMENT - 2.1%
Dreyfus Government Cash Management, Institutional Shares, 0.03%[2]
(Identified Cost $5,381,840)	5,381,840	5,381,840

TOTAL INVESTMENTS - 98.8%
(Identified Cost $241,408,654)		253,207,303
OTHER ASSETS, LESS LIABILITIES - 1.2%		3,057,224
NET ASSETS - 100.0%		$256,264,527

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2020

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Rate shown is the current yield as of December 31, 2020.

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments, at value (identified cost $241,408,654) (Note 2)	$253,207,303
Interest receivable	2,768,079
Receivable for fund shares sold	332,795
Dividends receivable	69
Prepaid and other expenses	10,119

TOTAL ASSETS	256,318,365

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	22,398
Accrued Chief Compliance Officer service fees (Note 3)	1,503
Accrued management fees (Note 3)	985
Audit fees payable	10,766
Accrued printing and postage fees payable	7,088
ICI membership dues payable	5,366
Other payables and accrued expenses	5,732

TOTAL LIABILITIES	53,838

TOTAL NET ASSETS	$256,264,527
NET ASSETS CONSIST OF:

Capital stock	$221,121
Additional paid-in-capital	243,025,537
Total distributable earnings (loss)	13,017,869

TOTAL NET ASSETS	$256,264,527

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($2,323,570/200,638 shares)	$11.58

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($253,940,957/21,911,460 shares)	$11.59

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:

Interest	$4,564,077
Dividends	25,505

Total Investment Income	4,589,582

EXPENSES:

Management fees (Note 3)	1,202,949
Fund accounting and administration fees (Note 3)	83,704
Directors’ fees (Note 3)	30,210
Chief Compliance Officer service fees (Note 3)	3,784
Custodian fees	12,032
Miscellaneous	131,748

Total Expenses	1,464,427
Less reduction of expenses (Note 3)	(1,186,244)

Net Expenses	278,183

NET INVESTMENT INCOME	4,311,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,133,194

Net change in unrealized appreciation (depreciation) on investments	6,077,786

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	8,210,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,522,379

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,311,399	$4,966,558
Net realized gain (loss) on investments	2,133,194	2,988,246
Net change in unrealized appreciation (depreciation) on investments	6,077,786	6,471,799

Net increase (decrease) from operations	12,522,379	14,426,603

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class A	(46,521)	(258,792)
Class W	(5,434,869)	(6,689,944)

Total distributions to shareholders	(5,481,390)	(6,948,736)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	55,493,327	(111,561,252)

Net increase (decrease) in net assets	62,534,316	(104,083,385)

NET ASSETS:

Beginning of year	193,730,211	297,813,596

End of year	$256,264,527	$93,730,211

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.14	$10.90	$10.98	$10.86	$11.07

Income (loss) from investment operations:
Net investment income[1]	0.15	0.17	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.48	0.39	(0.08)	0.13	(0.20)

Total from investment operations	0.63	0.56	0.07	0.26	(0.09)

Less distributions to shareholders:

From net investment income	(0.10)	(0.20)	(0.15)	(0.14)	(0.12)
From net realized gain on investments	(0.09)	(0.12)	—	—	—
Total distributions to shareholders
	(0.19)	(0.32)	(0.15)	(0.14)	(0.12)

Net asset value - End of year	$11.58	$11.14	$10.90	$10.98	$10.86
Net assets - End of year (000’s omitted)	$2,324	$4,394	$297,814	$278,329	$316,386
Total return[2]	5.73%	5.10%	0.65%	2.37%	(0.83% )
Ratios (to average net assets)/Supplemental Data:
Expenses	0.61%	0.58%	0.59%	0.58%	0.57%
Net investment income	1.35%	1.62%	1.42%	1.22%	1.01%
Series portfolio turnover	41%	29%	12%	4%	16%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED 12/31/20	FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.15	$11.01
Income from investment operations:
Net investment income[2]	0.21	0.20
Net realized and unrealized gain (loss) on investments	0.48	0.31
Total from investment operations	0.69	0.51
Less distributions to shareholders:

From net investment income	(0.16)	(0.25)
From net realized gain on investments	(0.09)	(0.12)
Total distributions to shareholders	(0.25)	(0.37)

Net asset value - End of period	$11.59	$11.15
Net assets - End of period (000’s omitted)	$253,941	$189,336
Total return[3]	6.23%	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.11%	0.11% [4]
Net investment income	1.79%	2.14% [4]
Series portfolio turnover	41%	29%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.50%	0.50%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

17

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Municipal Bonds	$246,681,008	$—	$246,681,008	$—
U.S. Treasury and other U.S.
Government agencies	1,144,455	—	1,144,455	—
Short-Term Investment	5,381,840	5,381,840	—	—
Total assets	$253,207,303	$5,381,840	$247,825,463	$—

There were no Level 3 securities held by the Series as of December 31, 2019 or December 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2017 through December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the

19

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,186,244 in management fees for Class W shares for the year ended December 31, 2020. This amount is included as a reduction of expenses on the Statement of Operations. In addition, pursuant to the separate expense limitation agreement, the Advisor did not waive or reimburse expenses for Class A and Class W for the year ended December 31, 2020. For the year ended December 31, 2020, there were no previously waived or reimbursed expenses eligible to be recouped, therefore the Advisor did not recoup any expenses.

4.	Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $142,911,607 and $86,120,087, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $6,005,376 and $8,012,303, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of Diversified Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/20		FOR THE YEAR ENDED 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	82,203	$893,427	604,801	$6,700,600
Reinvested	3,999	45,891	22,708	251,634
Repurchased	(279,889)	(3,192,964)	(27,558,330)	(303,551,588)
Total	(193,687)	$(2,253,646)	(26,930,821)	$(296,599,354)

CLASS W	FOR THE YEAR ENDED 12/31/20		FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	10,351,481	$118,837,178	27,664,974	$304,969,924
Reinvested	424,534	4,884,034	541,092	6,036,584
Repurchased	(5,850,618)	(65,974,239)	(11,220,003)	(125,968,406)
Total	4,925,397	$57,746,973	16,986,063	$185,038,102

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses

20

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended December 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2020.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2020, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $10,172 and increase Total Distributable Earnings (Loss) by $10,172. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/20	ENDED 12/31/19
Ordinary income	$1,270,851	$941,373
Tax exempt income	$3,455,906	$4,853,907
Long-term capital gains	$754,633	$1,153,456

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$241,393,604
Unrealized appreciation	11,833,076
Unrealized depreciation	(19,377)

Net unrealized appreciation	$11,813,699
Undistributed tax exempt income	$1,049,775
Undistributed ordinary income	$23,537
Undistributed long-term capital gains	$130,856

9.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions,

21

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

9.	Market Event (continued)

lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

22

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $3,455,906 as tax exempt dividends for the year ended December 31, 2020. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $929,763 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2020.

24

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments)..
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

25

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

26

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

27

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2 Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

28

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29

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/20-AR

30

Manning & Napier Fund, Inc.

New York Tax Exempt Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

The municipal bond market posted positive returns for the twelve-month period ending December 31, 2020. Despite significant volatility at points during the year, specifically in the first quarter as the global pandemic upended markets and the ensuing rebound, yields ended the year lower and credit spreads tightened. The highest returning areas of the market included water/sewer and hospital bonds from a sector perspective, longer-dated issuances from a maturity perspective, and higher quality issuances when looking at it from a quality perspective.

The New York Tax-Exempt Series Class A shares delivered positive absolute and relative returns, returning 4.73% during the year versus 4.02% for the benchmark (i.e., the Intercontinental (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index).

Relative outperformance was primarily driven by longer duration positioning, as well an overweight to essential service revenue bonds (e.g., water/sewer and utilities). Alternatively, an underweight allocation to middle tier credits, specifically BBB-rated issuances, detracted from relative returns.

In terms of positioning, we continue to have a positive view of revenue bonds and, within general obligations (GOs), we have a relatively higher quality tilt as a result of our selectivity within the sector. While both yields and spreads have compressed, we are finding select opportunities in longer-dated issuances (i.e., those 12+ years) and middle-tier credits.

While 2020 was a strong year for municipal bonds, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe a flexible approach with the ability to adapt to changing environments (e.g., uncovering risks and opportunities) will remain essential to achieving investor objectives.

Performance for the New York Tax Exempt Series Class A shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2020
(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
New York Tax Exempt Series - Class A2	4.73%	2.30%	2.40%

New York Tax Exempt Series - Class W2,3	5.33%	2.51%	2.51%

Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index[4]	4.02%	2.88%	3.17%

The following graph compares the value of a $10,000 investment in the New York Tax Exempt Series - Class A for the ten years ended December 31, 2020 to the Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2020, this net expense ratio was 0.67% for Class A and 0.17% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class A and 0.67% for Class W for the year ended December 31, 2020.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

4The Intercontinental Exchange (ICE) Bank of America (BofA) 1-12 Year Municipal Bond Index is a subset of the ICE BofA U.S. Municipal Securities Index. The Index includes all U.S. dollar denominated investment grade tax-exempt debt with a remaining term to final maturity greater than one year, but less than twelve years. Qualifying securities must have at least 18 months to final maturity at the time of issuance and a fixed coupon schedule. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (ICE Data) and/or its Third Party Suppliers and has been licensed for use by Manning & Napier. ICE Data and its Third Party Suppliers accept no liability in connection with its use.

3

New York Tax Exempt Series

Shareholder Expense Example
(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING PERIOD* 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO
Class A

Actual	$1,000.00	$1,019.10	$3.40	0.67%

Hypothetical
(5% return before expenses)	$1,000.00	$1,021.77	$3.40	0.67%

Class W

Actual	$1,000.00	$1,022.00	$0.86	0.17%

Hypothetical
(5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2020
(unaudited)

Sector Allocation[1]

1 As a percentage of net assets.

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL	VALUE
	AMOUNT1/
	SHARES	(NOTE 2)

NEW YORK MUNICIPAL BONDS - 96.6%
Albany County, Nursing Homes, Various
Purposes Impt., Series A, G.O. Bond,
5.000%, 9/15/2026	375,000	$472,819
Amherst Central School District, G.O.
Bond, 5.000%, 6/15/2026	200,000	250,612
Babylon, Various Purposes, Public
Impt., Series B, G.O. Bond, 2.250%,
12/1/2026	705,000	764,347
Bath Central School District, G.O. Bond,
4.000%, 6/15/2025	750,000	876,833
Beacon City School District, G.O. Bond,
2.000%, 6/15/2024	390,000	410,986
Briarcliff Manor, Public Impt., G.O. Bond,
5.000%, 2/1/2023	400,000	440,216
Brighton Central School District, G.O.
Bond, 2.125%, 6/15/2025	500,000	533,885
Brookhaven, Public Impt., Recreational
Facility Impt., G.O. Bond, 4.000%,
3/15/2025	400,000	449,416
Brookhaven-Comsewogue Union Free
School District
School Impt., G.O. Bond, 2.250%,
5/15/2024	500,000	526,660
School Impt., G.O. Bond, 2.250%,
5/15/2026	500,000	537,160
Buffalo, Public Impt., Recreational
Facility Impt., Series A, G.O. Bond,
5.000%, 4/1/2024	250,000	286,248
Buffalo Municipal Water Finance
Authority
Series A, Revenue Bond, 4.000%,
7/1/2022	300,000	316,248
Series A, Revenue Bond, 5.000%,
7/1/2023	300,000	334,074
Water Utility Impt., Series A, Revenue
Bond, AGM, 5.000%, 7/1/2039	250,000	300,705
Water Utility Impt., Series A, Revenue
Bond, AGM, 5.000%, 7/1/2043	600,000	718,866
Water Utility Impt., Series A, Revenue
Bond, AGM, 5.000%, 7/1/2048	250,000	298,650
Canandaigua, Public Impt., G.O. Bond,
3.000%, 12/15/2028	570,000	635,043
Canandaigua City School District, G.O.
Bond, 2.125%, 6/15/2026	540,000	576,331
Colonie
G.O. Bond, AGM, 2.000%, 3/1/2021	1,400,000	1,403,766
G.O. Bond, AGM, 2.000%, 3/1/2026	555,000	590,986
Depew Union Free School District, G.O.
Bond, 5.000%, 6/1/2021	820,000	836,113
Dutchess County, Highway Impt., G.O.
Bond, 2.000%, 3/15/2021	1,000,000	1,003,420
Erie County Fiscal Stability Authority,
Series D Revenue Bond, 5.000%,
9/1/2038	1,000,000	1,254,910
Gates Chili Central School District,
School Impt., G.O. Bond, 2.000%,
6/15/2026	500,000	531,650
	PRINCIPAL	VALUE
	AMOUNT1/
	SHARES	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Greece Central School District, G.O.
Bond, BAM, 2.500%, 6/15/2023	620,000	$653,542
Hempstead, Natural Gas Utility Impt.,
Public Impt. Series A, G.O. Bond,
5.000%, 6/15/2026	400,000	496,336
Hicksville Water District
Water Utility Impt., Series A, G.O.
Bond, 2.000%, 3/1/2027	325,000	349,843
Water Utility Impt., Series A, G.O.
Bond, 2.000%, 3/1/2028	330,000	353,981
Irvington Union Free School District,
G.O. Bond, 5.000%, 4/1/2021	250,000	252,912
Kings Park Central School District,
School Impt., G.O. Bond, 2.000%
9/1/2024	415,000	441,307
Metropolitan Transportation Authority
Transit Impt., Green Bond, Series C-1,
Revenue Bond, 4.750%, 11/15/2045	2,000,000	2,344,120
Transit Impt., Prerefunded Balance,
Series A, Revenue Bond, 5.000%
11/15/2041	925,000	963,924
New York City
Public Impt., Subseries D1, G.O.
Bond, 4.000%, 12/1/2041	1,650,000	1,916,953
Series 1, G.O. Bond, 5.000%,
8/1/2023	2,700,000	3,023,379
Series C, G.O. Bond, 5.000%,
8/1/2031	1,500,000	1,907,265
New York City Transitional Finance
Authority, Building Aid
Public Impt., Series S-2, Revenue
Bond, 5.000%, 7/15/2023	2,000,000	2,240,380
Series S-1, Revenue Bond, 5.000%,
7/15/2023	820,000	918,556
Series S-2A, Revenue Bond, 5.000%,
7/15/2033	1,000,000	1,270,920
Subseries S-3, Revenue Bond,
5.000%, 7/15/2027	750,000	963,990
New York City Transitional Finance
Authority, Future Tax Secured
Public Impt., Series A-1, Revenue
Bond, 3.250%, 8/1/2035	1,000,000	1,076,950
Public Impt., Series C-1, Revenue
Bond, 4.000%, 11/1/2042	1,680,000	1,964,222
Public Impt., Series E-1, Revenue
Bond, 5.000%, 2/1/2026	475,000	562,077
Series B, Revenue Bond, 5.000%,
11/1/2024	3,000,000	3,260,460
New York City Water & Sewer System
Series A, Revenue Bond, 3.000%,
6/15/2036	1,250,000	1,344,125
Water Utility Impt., Series DD,
Revenue Bond, 5.000%, 6/15/2047	3,000,000	3,713,400
Water Utility Impt., Subseries BB-1,
Revenue Bond, 5.000%, 6/15/2046	2,000,000	2,472,520

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL	VALUE
	AMOUNT1/
	SHARES	(NOTE 2)
NEW YORK MUNICIPAL BONDS (continued)
New York State
Highway Impt., Series A, G.O. Bond,
5.000%, 3/15/2023	510,000	$564,264
Water Utility Impt., Series A, G.O.
Bond, 5.000%, 3/1/2027	500,000	551,810
Water Utility Impt., Series E, G.O.
Bond, 4.250%, 12/15/2041	480,000	494,453
New York State Dormitory Authority
Income Tax Revenue, Prerefunded
Balance, Series A, Revenue Bond,
5.000%, 2/15/2043	3,630,000	4,001,748
Income Tax Revenue, Series E,
Revenue Bond, 3.500%, 3/15/2037	850,000	918,553
Public Impt., Series A, Revenue Bond,
5.000%, 3/15/2029	750,000	927,503
School Impt., Series A, Revenue
Bond, 5.000%, 3/15/2030	1,500,000	1,882,455
School Impt., Series A, Revenue
Bond, 4.000%, 10/1/2037	1,000,000	1,140,750
School Impt., Series A, Revenue
Bond, 4.000%, 10/1/2038	1,000,000	1,137,610
School Impt., Series A, Revenue
Bond, 5.000%, 3/15/2045	1,680,000	2,080,008
School Impt., Series A, Revenue
Bond, 4.000%, 3/15/2047	1,050,000	1,176,682
School Impt., Series A, Revenue
Bond, 4.000%, 3/15/2048	1,950,000	2,217,828
School Impt., Series E, Revenue
Bond, AGM, 5.000%, 10/1/2025	1,000,000	1,125,330
Unrefunded Balance, Series A,
Revenue Bond, 5.000%, 2/15/2030	1,500,000	1,876,905
New York State Environmental Facilities
Corp.
Water and Sewer, Series A, Revenue
Bond, 5.000%, 6/15/2025	300,000	335,820
Water and Sewer, Series D, Revenue
Bond, 5.000%, 3/15/2026	340,000	409,023
Water Utility Impt., Revenue Bond,
5.000%, 6/15/2025	1,000,000	1,021,720
Water Utility Impt., Series B, Revenue
Bond, 4.000%, 8/15/2046	2,000,000	2,276,820
Water Utility Impt., Series B, Revenue
Bond, 4.000%, 6/15/2049	1,000,000	1,187,560
New York State Thruway Authority,
Series B, Revenue Bond, 4.000%,
1/1/2038	1,000,000	1,193,410
New York State Urban Development
Corp.
Economic Impt., Correctional Facility
Impt., Series A, Revenue Bond,
4.000%, 3/15/2046	2,000,000	2,337,280
Highway Impt., Series A, Revenue
Bond, 5.000%, 3/15/2037	500,000	592,685
Public Impt., Series A-1, Revenue
Bond, 5.000%, 3/15/2026	3,000,000	3,301,050
	PRINCIPAL	VALUE
	AMOUNT1/
	SHARES	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Urban Development
Corp. (continued)
Series A, Revenue Bond, 5.000%,
3/15/2027	1,250,000	$1,536,537
Niagara Falls Public Water Authority,
Series A, Revenue Bond, 5.000%,
7/15/2026	415,000	506,097
Niagara-Wheatfield Central School
District, G.O. Bond, 2.000%,
3/15/2026	640,000	679,968
Onondaga County
Public Impt., Correctional Facility
Impt., G.O. Bond, 3.000%, 6/1/2035	1,000,000	1,062,350
Public Impt., Telecommunications
Impt., G.O. Bond, 5.000%,
5/15/2023	1,000,000	1,112,100
Public Impt., Water Utility Impt., G.O.
Bond, 2.125%, 6/15/2030	715,000	740,161
Perinton
G.O. Bond, 3.000%, 12/15/2021	210,000	215,504
G.O. Bond, 4.000%, 12/15/2022	210,000	225,223
G.O. Bond, 4.000%, 12/15/2023	160,000	177,395
Pittsford, Public Impt., G.O. Bond,
2.000%, 11/1/2026	595,000	638,625
Port Authority of New York & New Jersey
Airport & Marina Impt., Consolidated
Series 175, Revenue Bond, 5.000%,
12/1/2021	435,000	454,001
Airport & Marina Impt., Consolidated
Series 189, Revenue Bond, 5.000%,
5/1/2024	800,000	921,224
Airport & Marina Impt., Series 179,
Revenue Bond, 5.000%, 12/1/2024	765,000	866,355
Consolidated Series 184, Revenue
Bond, 5.000%, 9/1/2025	2,500,000	2,914,250
Rochester, School Impt., Series A, G.O.
Bond, AMBAC, 5.000%, 8/15/2022	95,000	102,219
Rockland County, Series B, G.O. Bond,
AGM, 5.000%, 4/1/2028	840,000	1,097,578
Sachem Central School District, G.O.
Bond, 5.000%, 10/15/2023	250,000	283,482
Schenectady, School Impt., G.O. Bond,
2.000%, 12/15/2024	1,485,000	1,570,729
Smithtown
Public Impt., Recreational Facility
Impt., G.O. Bond, 2.000%,
2/15/2022	675,000	688,554
Public Impt., Recreational Facility
Impt., G.O. Bond, 2.000%,
2/15/2023	435,000	450,830
Public Impt., Recreational Facility
Impt., G.O. Bond, 2.000%,
2/15/2026	430,000	464,946
Public Impt., Recreational Facility
Impt., G.O. Bond, 2.000%,
2/15/2028	600,000	648,708

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2020

	PRINCIPAL	VALUE
	AMOUNT1/
	SHARES	(NOTE 2)
NEW YORK MUNICIPAL BONDS (continued)
Southold Union Free School District,
School Impt., G.O. Bond, 3.000%,
6/15/2028	435,000	$479,379
Suffolk County Water Authority
Prerefunded Balance, Revenue Bond,
4.000%, 6/1/2022	200,000	207,010
Sullivan County, Public Impt., G.O. Bond,
3.000%, 11/15/2023	500,000	535,355
Triborough Bridge & Tunnel Authority
Highway Impt., Series A, Revenue
Bond, 5.000%, 11/15/2023	350,000	397,071
Highway Impt., Series A, Revenue
Bond, 4.000%, 11/15/2044	500,000	582,290
Series A, Revenue Bond, 5.000%,
11/15/2024	650,000	766,948
Series B, Revenue Bond, 5.000%,
11/15/2024	1,000,000	1,087,280
Series B, Revenue Bond, 5.000%,
11/15/2029	360,000	454,079
Ulster County, Public Impt., G.O. Bond,
3.000%, 11/15/2027	425,000	484,802
Vestal Central School District, G.O.
Bond, 2.000%, 6/15/2025	685,000	735,800
	PRINCIPAL	VALUE
	AMOUNT1/
	SHARES	(NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Victor Central School District, G.O.
Bond, 5.000%, 6/15/2021	275,000	$280,962
Warren County
G.O. Bond, 4.000%, 12/1/2033	500,000	628,710
G.O. Bond, 4.000%, 12/1/2034	350,000	439,624
Webster Central School District, School
Impt., G.O. Bond, 2.000%, 10/15/2021	315,000	319,602
TOTAL MUNICIPAL BONDS
		104,348,121
(Identified Cost $99,460,527)

U.S. GOVERNMENT AGENCIES - 0.5%

Other Agencies - 0.5%
Freddie Mac Multifamily ML Certificates,
Series 2019-ML05, Class AUS, 3.40%,
1/25/2036
(Identified Cost $492,636)	485,115	573,391

SHORT-TERM INVESTMENT - 1.7%
Dreyfus Government Cash
Management, Institutional Shares,
0.03%2
(Identified Cost $1,854,877)	1,854,877	1,854,877
TOTAL INVESTMENTS - 98.8%
		106,776,389
(Identified Cost $101,808,040)
OTHER ASSETS, LESS LIABILITIES - 1.2%		1,261,279
NET ASSETS - 100.0%		$108,037,668

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Rate shown is the current yield as of December 31, 2020.

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:

Investments, at value(identified cost $101,808,040) (Note 2)	$106,776,389
Interest receivable	1,007,513
Receivable for fund shares sold	293,525
Dividends receivable	28
Prepaid and other expenses	1,475

TOTAL ASSETS	108,078,930

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	16,708
Accrued Chief Compliance Officer service fees (Note 3)	1,503
Accrued management fees (Note 3)	759
Audit fees payable	10,766
Accrued printing and postage fees payable	5,861
ICI membership dues payable	2,599
Other payables and accrued expenses	3,066

TOTAL LIABILITIES	41,262

TOTAL NET ASSETS	$108,037,668

NET ASSETS CONSIST OF:

Capital stock	$99,708
Additional paid-in-capital	102,476,972
Total distributable earnings (loss)	5,460,988

TOTAL NET ASSETS	$108,037,668

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,797,154/165,981 shares)	$10.83

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($106,240,514/9,804,855 shares)	$10.84

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:

Interest	$1,987,998
Dividends	10,082
Total Investment Income	1,998,080
EXPENSES:

Management fees (Note 3)	514,078
Fund accounting and administration fees (Note 3)	62,956
Directors’ fees (Note 3)	12,920
Chief Compliance Officer service fees (Note 3)	3,784
Audit fees	46,683
Custodian fees	4,761
Miscellaneous	44,060
Total Expenses	689,242
Less reduction of expenses (Note 3)	(504,856)
Net Expenses	184,386
NET INVESTMENT INCOME	1,813,694
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	563,820

Net change in unrealized appreciation (depreciation) on investments	2,107,540
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,671,360
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,485,054

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,813,694	$2,297,215
Net realized gain (loss) on investments	563,820	1,577,854
Net change in unrealized appreciation (depreciation) on investments	2,107,540	2,835,962

Net increase (decrease) from operations	4,485,054	6,711,031
DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class A	(26,106)	(113,686)
Class W	(2,011,775)	(3,626,022)
Total distributions to shareholders	(2,037,881)	(3,739,708)
CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share transactions (Note 5)	15,917,482	(51,992,335)
Net increase (decrease) in net assets	18,364,655	(49,021,012)
NET ASSETS:
Beginning of year	89,673,013	138,694,025
End of year	$108,037,668	$89,673,013

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.49	$10.34	$10.43	$10.31	$10.50

Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.14	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.36	0.34	(0.08)	0.11	(0.18)
Total from investment operations	0.50	0.50	0.06	0.23	(0.08)

Less distributions to shareholders:
From net investment income	(0.10)	(0.18)	(0.15)	(0.11)	(0.11)
From net realized gain on investments	(0.06)	(0.17)	—	(0.00)[2]	(0.00)[2]
Total distributions to shareholders	(0.16)	(0.35)	(0.15)	(0.11)	(0.11)

Net asset value - End of year	$10.83	$10.49	$10.34	$10.43	$10.31
Net assets - End of year (000’s omitted)	$1,797	$1,952	$138,694	$154,018	$161,292
Total return[3]	4.73%	4.86%	0.54%	2.27%	(0.79% )

Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.63%	0.62%	0.60%	0.60%
Net investment income	1.29%	1.56%	1.39%	1.12%	0.93%
Series portfolio turnover	35%	24%	21%	9%	19%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED 12/31/20	FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period.	$10.49	$10.45

Income from investment operations:
Net investment income[2]	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.37	0.25
Total from investment operations	0.56	0.44

Less distributions to shareholders:
From net investment income..	(0.15)	(0.23)
From net realized gain on investments	(0.06)	(0.17)
Total distributions to shareholders	(0.21)	(0.40)

Net asset value - End of period	$10.84	$10.49
Net assets - End of period (000’s omitted)	$106,241	$87,721
Total return[3]	5.33%	4.23%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.17%	0.16% [4]
Net investment income	1.77%	2.09% [4]
Series portfolio turnover	35%	24%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.50%	0.50%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock and 50 million have been designated as New York Tax Exempt Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

14

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
New York Municipal Bonds	$104,348,121	$—	$104,348,121	$—
U.S. Treasury and other U.S. Government agencies	573,391	—	573,391	—
Short-Term Investment	1,854,877	1,854,877	—	—
Total assets	$106,776,389	$1,854,877	$104,921,512	$—

There were no Level 3 securities held by the Series as of December 31, 2019 or December 31, 2020.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2017 through December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated February 13, 2020 as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.85% of the average daily net assets of the Class A shares and 0.35% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the

16

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $504,856 in management fees for Class W shares for the year ended December 31, 2020. This amount is included as a reduction of expenses on the Statement of Operations. In addition, pursuant to the separate expense limitation agreement, the Advisor did not waive or reimburse expenses for Class A and Class W for the year ended December 31, 2020. For the year ended December 31, 2020, there were no previously waived or reimbursed expenses eligible to be recouped, therefore the Advisor did not recoup any expenses.

4.	Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $43,955,208 and $30,969,695, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $2,002,915 and $2,003,076, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class A and Class W of New York Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/20		12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,832	$62,775	62,199	$669,305
Reinvested	2,264	24,242	10,504	110,162
Repurchased	(28,204)	(301,366)	(13,303,270)	(139,046,760)
Total	(20,108)	$(214,349)	(13,230,567)	$(138,267,293)

CLASS W			FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	12/31/20		TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,744,691	$40,315,465	13,074,577	$136,695,987
Reinvested	178,564	1,913,476	332,040	3,497,097
Repurchased	(2,476,935)	(26,097,110)	(5,048,082)	(53,918,126)
Total	1,446,320	$16,131,831	8,358,535	$86,274,958

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses

17

New York Tax Exempt Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended December 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2020.

8.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid and market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/20	ENDED 12/31/19
Ordinary income	$ 448,308	$ 322,102
Tax exempt income	$1,457,001	$2,265,415
Long-term capital gains	$ 132,572	$1,152,191

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$101,783,743
Unrealized appreciation	5,006,251
Unrealized depreciation	(13,605)
Net unrealized appreciation	$4,992,646
Undistributed tax exempt income	$467,674

10.   Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread

18

New York Tax Exempt Series

Notes to Financial Statements (continued)

10.   Market Event (continued)

of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

19

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of New York Tax Exempt Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

20

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,457,001 as tax exempt dividends for the year ended December 31, 2020. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $139,202 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2020.

21

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments)..
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth(non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

22

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

23

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

24

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

25

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863

On the Securities and Exchange

Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/20-AR

26

Manning & Napier Fund, Inc.

Core Bond Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely,

Marc Mayer
Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of US dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

Fixed income markets posted strong, positive returns for the twelve-month period ending December 31, 2020. Despite significant volatility at points during the year, specifically in the first quarter as the global pandemic upended markets and the ensuing rebound, yields ended the year lower and credit spreads tightened. The highest returning areas of the market included Treasury Inflation Protected Securities and corporate bonds from a sector perspective, longer-dated issuances from a maturity perspective, and higher quality issuances when looking at it from a quality perspective.

The Core Bond Series Class S shares delivered both positive absolute and relative returns for 2020, returning 8.67% vs. 7.51% for the benchmark (i.e., the Bloomberg Barclays US Aggregate Bond Index).

Relative outperformance was driven by a combination of factors (e.g., duration, yield curve, sector positioning, and selection) with sector positioning and selection being the strongest. This was especially true within corporate bonds where the Series benefitted from an overweight allocation to the sector coupled with strong selection. Other notable contributors included strong selection within the securitized sector and exposure to longer dated Treasuries. Alternatively, a small allocation to cash detracted from relative returns.

In terms of positioning, the market continues to look rich from a valuation perspective; however, we continue to find select opportunities. Specifically, we continue to find opportunities within the corporate sector, particularly within communications and cyclicals, and, despite tightening valuations, in BBB-rated issuances from a bottom-up perspective. Additionally, we continue to view commercial mortgage backed and asset-backed securities as relatively attractive and are focusing on securities with seniority in the capital structure that are backed by asset classes with high quality fundamentals and low credit risk.

While 2020 was a very strong year for fixed income, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe a flexible approach with the ability to adapt to changing environments while uncovering risks and opportunities will remain essential to achieving investor objectives.

Performance for the Core Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning- napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Core Bond Series

Performance Update as of December 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF DECEMBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Core Bond Series - Class S2	8.67%	4.25%	3.96%
Core Bond Series - Class I2,3	8.93%	4.47%	4.09%
Core Bond Series - Class W2,4	9.31%	4.49%	4.08%
Core Bond Series - Class Z2,4	9.02%	4.39%	4.03%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	7.51%	4.44%	3.84%

The following graph compares the value of a $10,000 investment in the Core Bond Series - Class S for the ten years ended December 31, 2020 to the Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2020, this net expense ratio was 0.64% for Class S, 0.45% for Class I, 0.05% for Class W and 0.30% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.64% for Class S, 0.46% for Class I, 0.37% for Class W and 0.37% for Class Z for the year ended December 31, 2020.

3For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING PERIOD* 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,026.50	$3.21	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$3.20	0.63%
Class I
Actual	$1,000.00	$1,027.00	$2.34	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.82	$2.34	0.46%
Class W
Actual	$1,000.00	$1,029.50	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.89	$0.25	0.05%
Class Z
Actual	$1,000.00	$1,027.60	$1.53	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.63	$1.53	0.30%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Core Bond Series

Portfolio Composition as of December 31, 2020

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

5

Core Bond Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 29.9%

Non-Convertible Corporate Bonds- 29.9%
Communication Services - 4.3%
Diversified Telecommunication Services - 1.9%
AT&T, Inc., 4.25%, 3/1/2027	1,440,000	$1,684,416
Verizon Communications, Inc., 4.272%, 1/15/2036	4,130,000	5,122,358
		6,806,774

Interactive Media & Services - 1.1%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	3,510,000	3,999,230
Media - 1.3%
Comcast Corp., 3.25%, 11/1/2039	3,890,000	4,416,651
Total Communication Services		15,222,655

Consumer Discretionary - 4.8%
Automobiles - 0.7%
Volkswagen Group of America Finance LLC (Germany), 3.35%, 5/13/2025[2]	2,350,000	2,583,484
Internet & Direct Marketing Retail - 3.6%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	5,040,000	5,642,287
Booking Holdings, Inc., 3.60%, 6/1/2026	4,510,000	5,125,864
Expedia Group, Inc., 6.25%, 5/1/2025[2].	1,550,000	1,796,606
		12,564,757
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc., 3.375%, 3/27/2050	1,330,000	1,645,399
Total Consumer Discretionary		16,793,640

Energy - 5.0%
Oil, Gas & Consumable Fuels - 5.0%
Energy Transfer Operating LP, 6.50%, 2/1/2042	3,590,000	4,379,749
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	3,240,000	4,433,323
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	4,360,000	5,271,686
The Williams Companies, Inc., 3.75%, 6/15/2027	3,060,000	3,491,572
Total Energy		17,576,330

Financials - 3.4%
Banks - 2.9%
Bank of America Corp., 4.00%, 1/22/2025	2,200,000	2,472,099
Citigroup, Inc., 4.45%, 9/29/2027	2,910,000	3,440,022
JP Morgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.515%), 2.956%, 5/13/2031[3]	3,890,000	4,265,739
		10,177,860
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)
Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets - 0.5%
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,680,000	$1,689,119
Total Financials		11,866,979

Health Care - 1.2%
Health Care Providers & Services - 0.7%
HCA, Inc., 4.125%, 6/15/2029	2,220,000	2,575,381
Pharmaceuticals - 0.5%
Pfizer, Inc., 2.625%, 4/1/2030	1,470,000	1,640,738
Total Health Care		4,216,119

Industrials - 5.2%
Airlines - 1.0%
Southwest Airlines Co., 5.25%, 5/4/2025	3,140,000	3,636,625
Industrial Conglomerates - 0.9%
General Electric Co., (3 mo. LIBOR US +3.330%), 5.00%[3,4]	3,190,000	2,967,498
Trading Companies & Distributors - 3.3%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	4,100,000	4,566,896
Air Lease Corp.
3.75%, 6/1/2026	2,160,000	2,375,951
3.625%, 4/1/2027	880,000	943,089
Ashtead Capital, Inc. (United Kingdom),
4.00%, 5/1/2028[2]	1,580,000	1,678,181
Avolon Holdings Funding Ltd.
(Ireland), 4.375%, 5/1/2026[2]	890,000	964,133
(Ireland), 3.25%, 2/15/2027[2]	1,060,000	1,081,537
		11,609,787
Total Industrials		18,213,910

Information Technology - 1.1%
IT Services - 1.1%
Visa, Inc., 2.70%, 4/15/2040	3,490,000	3,809,794
Real Estate - 4.2%
Equity Real Estate Investment Trusts (REITS) - 4.2%
American Tower Corp., 3.80%, 8/15/2029	4,320,000	5,022,595
Camden Property Trust, 2.80%, 5/15/2030	3,070,000	3,409,416
Crown Castle International Corp., 3.10%, 11/15/2029	4,510,000	4,969,722
SBA Tower Trust, 2.328%, 1/15/2028[2]	1,300,000	1,310,293
Total Real Estate		14,712,026

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.7%
Electric Utilities - 0.7%
Dominion Energy, Inc., 3.375%, 4/1/2030	2,250,000	$2,562,964
TOTAL CORPORATE BONDS (Identified Cost $96,534,896)		104,974,417

ASSET-BACKED SECURITIES - 17.3%

AMSR Trust, Series 2020-SFR4, Class A, 1.355%, 11/17/2037[2]	2,700,000	2,722,842
CarMax Auto Owner Trust, Series 2020-2, Class A4, 2.05%, 5/15/2025.	3,000,000	3,118,931
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.561%, 7/15/2030[2]	126,641	127,179
CCG Receivables Trust, Series 2019-1, Class A2, 2.80%, 9/14/2026[2]	1,001,953	1,017,422
CF Hippolyta LLC
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	1,263,994	1,280,133
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	1,574,725	1,599,085
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (Canada), 2.12%, 11/15/2029[2]	86,664	87,159
CNH Equipment Trust, Series 2020-A, Class A3, 1.16%, 6/16/2025	1,000,000	1,013,748
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	1,001,283	1,026,522
CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/2053[2]	1,495,525	1,510,274
Credit Acceptance Auto Loan Trust Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	500,000	511,205
Series 2020-1A, Class B, 2.39%, 4/16/2029[2]	600,000	614,186
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	4,500,000	4,549,942
Ford Credit Auto Owner Trust, Series 2020-A, Class A4, 1.35%, 7/15/2025	1,750,000	1,797,800
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	2,344,260	2,379,409
Home Partners of America Trust, Series 2019-1, Class A, 2.908%, 9/17/2039[2]	946,813	995,787
Honda Auto Receivables Owner Trust, Series 2020-2, Class A4, 1.09%, 10/15/2026.	2,000,000	2,040,548
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo. LIBOR US + 0.850%), 1.003%, 12/17/2036[2,5]	139,432	139,092
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Invitation Homes Trust (continued)
Series 2017-SFR2, Class B, (1 mo. LIBOR US + 1.150%), 1.303%, 12/17/2036[2,5]	115,000	$114,721
Navient Private Education Loan Trust
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.658%, 6/25/2031[5]	925,172	904,643
Series 2015-BA, Class A3, (1 mo. LIBOR US + 1.450%), 1.609%, 7/16/2040[2,5]	1,619,811	1,641,007
Series 2019-EA, Class A2A, 2.64%, 5/15/2068[2]	1,000,000	1,030,815
Nelnet Student Loan Trust
Series 2013-5A, Class A, (1 mo. LIBOR US + 0.630%), 0.778%, 1/25/2037[2,5]	1,110,791	1,098,048
Series 2015-2A, Class A2, (1 mo. LIBOR US + 0.600%), 0.748%, 9/25/2047[2,5]	2,938,701	2,888,799
OCP CLO Ltd., Series 2020-8RA, Class A1, (3 mo. LIBOR US + 1.220%)
(Cayman Islands), 1/17/2032[2,5,6]...	2,500,000	2,500,000
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	1,050,000	1,086,356
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	1,835,000	1,878,121
Progress Residential Trust
Series 2019-SFR2, Class A, 3.147%, 5/17/2036[2]	903,903	933,331
Series 2019-SFR4, Class A, 2.687%, 10/17/2036[2]	800,000	825,018
Series 2020-SFR2, Class A, 2.078%, 6/17/2037[2]	1,000,000	1,025,377
SMB Private Education Loan Trust,
Series 2020-A, Class A2A, 2.23%, 9/15/2037[2]	1,285,000	1,333,569
SoFi Consumer Loan Program Trust
Series 2019-2, Class A, 3.01%, 4/25/2028[2]	183,069	184,912
Series 2019-3, Class A, 2.90%, 5/25/2028[2]	290,704	293,761
SoFi Professional Loan Program LLC
Series 2016-E, Class A2B, 2.49%, 1/25/2036[2]	348,821	353,247
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	2,791,824	2,853,630
Series 2018-C, Class A1FX, 3.08%, 1/25/2048[2]	3,207	3,213
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	820,000	847,286
Series 2020-C, Class AFX, 1.95%, 2/15/2046[2]	829,671	847,471
Tax Ease Funding LLC, Series 2016-1A,
Class A, 3.131%, 6/15/2028[2]	30,417	30,485

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

TCI-Flatiron CLO Ltd., Series 2016-1A, Class CR2, (3 mo. LIBOR US +2.200%) (Cayman Islands), 2.437%, 1/17/2032[5,7]	1,500,000	$1,500,000
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,8]	300,642	306,487
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,8]	254,846	261,192
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.148%, 10/25/2048[2,5]	243,483	244,429
Toyota Auto Loan Extended Note Trust,
Series 2020-1A, Class A, 1.35%, 5/25/2033[2]	3,000,000	3,089,061
Tricon American Homes, Series 2020-SFR1, Class B, 2.049%, 7/17/2038[2]	1,300,000	1,334,238
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,750,000	1,761,993
VB-S1 Issuer LLC
Series 2020-1A, Class C2, 3.031%, 6/15/2050[2]	375,000	392,863
Series 2020-2A, Class A, 2.636%, 9/15/2050[2]	2,250,000	2,270,884
Volkswagen Auto Loan Enhanced Trust,
Series 2020-1, Class A3, 0.98%, 11/20/2024.	410,000	414,297
TOTAL ASSET-BACKED SECURITIES (Identified Cost $59,826,605)		60,780,518

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.2%

BWAY Mortgage Trust, Series 2015-1740, Class A, 2.917%, 1/10/2035[2]	400,000	408,004
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,8]	128,976	132,584
Credit Suisse Mortgage Capital Trust
Series 2013-6, Class 2A1, 3.50%, 8/25/2043[2,8]	430,754	438,494
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,8]	529,289	544,714
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,8]	125,024	127,268
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,8]	81,069	82,536
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	211,490	219,063
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,050,000	1,100,259
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K014, Class X1 (IO), 1.178%, 4/25/2021[8]	5,109,084	5,966
Series K016, Class X1 (IO), 1.481%, 10/25/2021[8]	985,001	5,070
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured
Pass-Through Certificates (continued)
Series K021, Class X1 (IO), 1.404%, 6/25/2022[8]	8,571,022	$126,598
Series K030, Class X1 (IO), 0.170%, 4/25/2023[8]	12,724,858	44,611
Series K032, Class X1 (IO), 0.089%, 5/25/2023[8]	7,483,474	18,827
Freddie Mac REMICS
Series 4791, Class BA, 4.00%, 3/15/2044	203,189	205,605
Series 4801, Class BA, 4.50%, 5/15/2044	98,497	99,331
FREMF Mortgage Trust
Series 2011-K15, Class B, 4.965%, 8/25/2044[2,8]	170,000	173,314
Series 2015-K42, Class B, 3.850%, 12/25/2024[2,8]	380,000	413,183
Series 2015-K720, Class B, 3.393%, 7/25/2022[2,8]	340,000	351,351
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	342,696	359,624
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,8]	1,608,827	1,652,481
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3, 4.070%, 11/15/2043[2]	80,839	80,760
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%, 3/25/2043[2,8]	60,082	60,937
Series 2013-2, Class A2, 3.50%, 5/25/2043[2,8]	66,871	68,190
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,8]	106,507	108,932
Series 2017-3, Class 1A5, 3.50%, 8/25/2047[2,8]	86,631	86,688
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,8]	111,229	113,421
Morgan Stanley Capital I Trust,
Series 2018-H3, Class A5, 4.177%, 7/15/2051	1,423,000	1,697,360
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75%, 1/25/2054[2,8]	183,165	194,722
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,8]	84,801	90,853
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,8]	170,957	182,175
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,8]	157,019	167,308
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,8]	443,021	453,018

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust
Series 2012-3, Class A1, 3.50%, 7/25/2042[8]	151,721	$154,386
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]	1,074,832	1,091,959
Series 2013-7, Class A2, 3.00%, 6/25/2043[8]	74,524	75,712
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]	216,521	219,982
Series 2016-3, Class A10, 3.50%, 11/25/2046[2,8]	534,782	539,701
Series 2020-1, Class A4, 3.50%, 2/25/2050[2,8]	378,223	381,717
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,8]	754,162	761,271
UBS Commercial Mortgage Trust, Series 2017-C7, Class A4, 3.679%, 12/15/2050	1,000,000	1,148,984
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.209%, 12/15/2033[2,5]	415,000	403,615
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.664%, 9/15/2058	3,000,000	3,362,877
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	2,000,000	2,200,688
WinWater Mortgage Loan Trust
Series 2015-1, Class A1, 3.50%, 1/20/2045[2,8]	50,466	51,787
Series 2015-2, Class A11, 3.50%, 2/20/2045[2,8]	1,573,984	1,610,444
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $21,231,006)		21,816,370

MUNICIPAL BONDS - 1.9%

Clark County, Public Impt., Series A, G.O. Bond, 1.15%, 11/1/2026	3,410,000	3,419,650
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038	95,000	98,942
King County, Series B, G.O. Bond, 1.30%, 12/1/2028	1,675,000	1,689,974
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024	910,000	937,491
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028	600,000	627,750
TOTAL MUNICIPAL BONDS (Identified Cost $6,715,635)		6,773,807
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 25.7%

U.S. Treasury Bonds - 7.3%
U.S. Treasury Bond
3.875%, 8/15/2040	3,560,000	$5,102,203
2.50%, 2/15/2045	8,712,000	10,389,400
3.00%, 5/15/2047	7,702,000	10,086,311
Total U.S. Treasury Bonds (Identified Cost $25,550,082)		25,577,914

U.S. Treasury Notes - 18.4%
U.S. Treasury Inflation Indexed Note,
0.125%, 4/15/2025	8,180,569	8,800,077
U.S. Treasury Note
2.50%, 5/15/2024	6,510,000	7,015,034
2.125%, 5/15/2025	13,145,000	14,187,357
1.625%, 5/15/2026	13,297,000	14,158,188
2.375%, 5/15/2027	12,320,000	13,742,094
2.875%, 5/15/2028	6,060,000	7,021,078
Total U.S. Treasury Notes (Identified Cost $64,601,054)		64,923,828
TOTAL U.S. TREASURY SECURITIES (Identified Cost $90,151,136)		90,501,742

U.S. GOVERNMENT AGENCIES - 17.9%

Mortgage-Backed Securities - 13.9%
Fannie Mae
Pool #888468, UMBS, 5.50%, 9/1/2021	3,129	3,141
Pool #995233, UMBS, 5.50%, 10/1/2021	10	10
Pool #888017, UMBS, 6.00%, 11/1/2021	860	867
Pool #995329, UMBS, 5.50%, 12/1/2021	1,487	1,496
Pool #888136, UMBS, 6.00%, 12/1/2021	1,331	1,345
Pool #888810, UMBS, 5.50%, 11/1/2022	3,981	4,002
Pool #AD0462, UMBS, 5.50%, 10/1/2024	3,711	3,917
Pool #MA3463, UMBS, 4.00%, 9/1/2033	291,761	309,313
Pool #MA1834, UMBS, 4.50%, 2/1/2034	53,066	58,661
Pool #FM1158, UMBS, 3.50%, 6/1/2034	837,726	887,770
Pool #828377, UMBS, 5.50%, 6/1/2035	214,833	252,533
Pool #MA2587, UMBS, 3.50%, 4/1/2036	390,818	419,595
Pool #889494, UMBS, 5.50%, 1/1/2037	204,798	240,421
Pool #MA3215, UMBS, 3.50%, 12/1/2037	1,424,822	1,514,441

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #FM2568, UMBS, 3.00%, 5/1/2038	799,552	$839,385
Pool #889624, UMBS, 5.50%, 5/1/2038	30,883	36,298
Pool #995876, UMBS, 6.00%, 11/1/2038	93,143	110,291
Pool #AD0307, UMBS, 5.50%, 1/1/2039	30,654	36,037
Pool #MA3988, UMBS, 3.00%, 4/1/2040	891,885	934,767
Pool #MA4204, UMBS, 2.00%, 12/1/2040	4,435,531	4,608,003
Pool #MA4203, UMBS, 2.50%, 12/1/2040	4,378,067	4,623,682
Pool #AI5172, UMBS, 4.00%, 8/1/2041	74,437	82,045
Pool #AH3858, UMBS, 4.50%, 8/1/2041	306,130	343,744
Pool #AL7729, UMBS, 4.00%, 6/1/2043	96,849	105,786
Pool #AX1685, UMBS, 3.50%, 11/1/2044	827,137	904,234
Pool #AS4103, UMBS, 4.50%, 12/1/2044	205,999	228,538
Pool #AY8604, UMBS, 3.50%, 4/1/2045	153,936	166,119
Pool #AZ4750, UMBS, 3.50%, 10/1/2045	1,074,917	1,162,892
Pool #AZ9215, UMBS, 4.00%, 10/1/2045	534,328	577,609
Pool #BC6764, UMBS, 3.50%, 4/1/2046	73,484	78,548
Pool #BC8677, UMBS, 4.00%, 5/1/2046	62,966	68,006
Pool #BD2179, UMBS, 4.00%, 7/1/2046	162,997	176,231
Pool #AS7660, UMBS, 2.50%, 8/1/2046	4,056,927	4,289,630
Pool #BD1191, UMBS, 3.50%, 1/1/2047	340,435	362,983
Pool #BE7845, UMBS, 4.50%, 2/1/2047	78,941	86,370
Pool #MA3007, UMBS, 3.00%, 4/1/2047	1,325,692	1,394,485
Pool #FM3157, UMBS, 3.50%, 1/1/2048	2,210,656	2,354,942
Pool #MA3238, UMBS, 3.50%, 1/1/2048	1,375,717	1,458,752
Pool #BM5526, UMBS, 3.50%, 2/1/2048	1,515,158	1,604,093
Pool #FM2232, UMBS, 4.00%, 6/1/2048	271,114	289,265
Pool #AL8674, 5.641%, 1/1/2049	438,339	513,827
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #FM0030, UMBS, 3.00%, 2/1/2049	3,479,035	$3,637,831
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	1,988	2,016
Pool #G12655, 6.00%, 5/1/2022	1,498	1,524
Pool #G12988, 6.00%, 1/1/2023	1,722	1,774
Pool #G13078, 6.00%, 3/1/2023	2,610	2,685
Pool #D98711, 4.50%, 7/1/2031	84,465	93,379
Pool #C91746, 4.50%, 12/1/2033	71,377	78,921
Pool #C91771, 4.50%, 6/1/2034	83,148	91,937
Pool #C91780, 4.50%, 7/1/2034	93,363	103,230
Pool #QN0349, UMBS, 3.00%, 8/1/2034	718,377	754,029
Pool #C91832, 3.50%, 6/1/2035	417,593	451,534
Pool #G07655, 5.50%, 12/1/2035	60,706	71,220
Pool #K93731, 3.00%, 11/1/2036	2,382,876	2,514,682
Pool #G08268, 5.00%, 5/1/2038	444,118	514,054
Pool #G05275, 5.50%, 2/1/2039	144,519	168,481
Pool #G05900, 6.00%, 3/1/2040	27,988	33,014
Pool #A92889, 4.50%, 7/1/2040	190,645	214,121
Pool #A93451, 4.50%, 8/1/2040	555,448	623,858
Pool #G60513, 5.00%, 7/1/2041	504,158	585,450
Pool #G60071, 4.50%, 7/1/2042	208,081	233,552
Pool #Q17513, 3.50%, 4/1/2043	140,918	152,826
Pool #G60183, 4.00%, 12/1/2044	210,208	229,096
Pool #Q37592, 4.00%, 12/1/2045	503,761	551,500
Pool #Q37857, 4.00%, 12/1/2045	408,505	442,344
Pool #G60855, 4.50%, 12/1/2045	199,599	223,596
Pool #Q38388, 4.00%, 1/1/2046	580,193	636,131
Pool #Q47544, 4.00%, 3/1/2047	490,968	533,396
Pool #Q47130, 4.50%, 4/1/2047	86,696	95,034
Pool #G08786, 4.50%, 10/1/2047	183,719	200,565
Pool #QA9848, UMBS, 2.50%, 5/1/2050	3,655,821	3,857,134
Pool #SD8107, UMBS, 2.50%, 11/1/2050	396,069	417,879
Total Mortgage-Backed Securities (Identified Cost $47,808,767)		48,650,867
Other Agencies - 4.0%
Federal National Mortgage Association, 0.75%, 10/8/2027
(Identified Cost $14,148,572)	14,105,000	14,159,854
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $61,957,339)		62,810,721

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.8%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[9]
(Identified Cost $6,357,507)	6,357,507	$6,357,507

TOTAL INVESTMENTS - 100.7%
(Identified Cost $342,774,124)		354,015,082
LIABILITIES, LESS OTHER ASSETS - (0.7%)		(2,312,842)

NET ASSETS - 100%		$351,702,240

CLO - Collateralized Loan Obligation

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $75,872,861, which represented 21.6% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2020.

4Security is perpetual in nature and has no stated maturity date.

5Floating rate security. Rate shown is the rate in effect as of December 31, 2020.

6Fully Unfunded CLO – No period end interest rate will be disclosed.

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on December 22, 2020 at a cost of $1,500,000. The value of the security at December 31, 2020 was $1,500,000, or 0.4% of the Series’ Net Assets.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2020.

9Rate shown is the current yield as of December 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:

Investments, at value (identified cost $342,774,124) (Note 2 )	$354,015,082
Receivable from Advisor (Note 3)	18,935
Interest receivable	1,389,100
Receivable for fund shares sold	352,160
Dividends receivable	68
Prepaid and other expenses	22,646

TOTAL ASSETS	355,797,991

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	29,038
Accrued sub-transfer agent fees (Note 3)	1,711
Accrued Chief Compliance Officer service fees (Note 3 )	1,503
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	1,184
Payable for securities purchased	4,000,000
Payable for fund shares repurchased	30,936
Other payables and accrued expenses	31,379

TOTAL LIABILITIES	4,095,751

TOTAL NET ASSETS	$351,702,240

NET ASSETS CONSIST OF:

Capital stock	$314,069
Additional paid-in-capital	339,699,753
Total distributable earnings (loss)	11,688,418

TOTAL NET ASSETS	$351,702,240

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($5,760,415/510,800 shares)	$11.28

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($4,386,960/424,678 shares)	$10.33

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($321,288,415/28,513,752 shares)	$11.27

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($20,266,450/1,957,686 shares)	$10.35

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:

Interest	$5,705,684
Dividends	14,256

Total Investment Income	5,719,940

EXPENSES:

Management fees (Note 3 )	707,080
Fund accounting and administration fees (Note 3 )	107,196
Directors’ fees (Note 3)	36,993
Distribution and service (Rule 12b-1) fees (Class S) (Note 3).	13,412
Sub-transfer agent fees (Note 3)	6,198
Chief Compliance Officer service fees (Note 3 )	3,784
Registration and filing fees	55,304
Custodian fees	16,541
Miscellaneous	110,293

Total Expenses	1,056,801
Less reduction of expenses (Note 3)	(823,605)

Net Expenses	233,196
NET INVESTMENT INCOME	5,486,744

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	13,271,334

Net change in unrealized appreciation (depreciation) on investments	5,938,257

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	19,209,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,696,335

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,486,744	$5,605,798
Net realized gain (loss) on investments	13,271,334	3,729,448
Net change in unrealized appreciation (depreciation) on investments	5,938,257	7,432,018

Net increase (decrease) from operations	24,696,335	16,767,264

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(273,050)	(100,742)
Class I	(250,900)	(173,998)
Class W	(16,916,170)	(4,883,965)
Class Z	(1,079,320)	(561,811)

Total distributions to shareholders	(18,519,440)	(5,720,516)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5 )	134,963,968	21,439,998

Net increase (decrease) in net assets	141,140,863	32,486,746

NET ASSETS:

Beginning of year	210,561,377	178,074,631

End of year	$351,702,240	$210,561,377

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.92	$10.30	$10.62	$10.52	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.16	0.23	0.24	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.78	0.61	(0.32)	0.10	0.10
Total from investment operations	0.94	0.84	(0.08)	0.30	0.27
Less distributions to shareholders:
From net investment income	(0.16)	(0.22)	(0.24)	(0.19)	(0.17)
From net realized gain on investments	(0.42)	—	—	(0.01)	(0.06)
Total distributions to shareholders	(0.58)	(0.22)	(0.24)	(0.20)	(0.23)
Net asset value - End of year	$11.28	$10.92	$10.30	$10.62	$10.52
Net assets - End of year (000’s omitted)	$5,760	$2,382	$101,314	$119,137	$117,559
Total return[2]	8.67%	8.18%	(0.75% )	2.91%	2.53%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.64%	0.69%	0.70%	0.70%	0.70%
Net investment income	1.38%	2.27%	2.35%	1.86%	1.61%
Series portfolio turnover	110%	66%	78%	48%	75%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.07%	0.08%	0.07%	0.06%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.04	$9.52	$9.84	$9.77	$9.75
Income (loss) from investment operations:
Net investment income[1]	0.17	0.24	0.25	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.72	0.55	(0.31)	0.09	0.10
Total from investment operations	0.89	0.79	(0.06)	0.30	0.28
Less distributions to shareholders:
From net investment income	(0.18)	(0.27)	(0.26)	(0.22)	(0.20)
From net realized gain on investments	(0.42)	—	—	(0.01)	(0.06)
Total distributions to shareholders	(0.60)	(0.27)	(0.26)	(0.23)	(0.26)
Net asset value - End of year	$10.33	$10.04	$9.52	$9.84	$9.77
Net assets - End of year (000’s omitted)	$4,387	$5,416	$76,761	$76,407	$64,763
Total return[2]	8.93%	8.38%	(0.53% )	3.10%	2.80%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	1.67%	2.53%	2.60%	2.12%	1.86%
Series portfolio turnover	110%	66%	78%	48%	75%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.06%	0.08%	0.07%	0.06%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED 12/31/20	FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.90	$10.40
Income from investment operations:
Net investment income[2]	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.78	0.54
Total from investment operations	1.00	0.80
Less distributions to shareholders:
From net investment income	(0.21)	(0.30)
From net realized gain on investments	(0.42)	—
Total distributions to shareholders	(0.63)	(0.30)

Net asset value - End of period	$11.27	$10.90
Net assets - End of period (000’s omitted)	$321,288	$192,391
Total return[3]	9.31%	7.74%

Ratios (to average net assets)/Supplemental Data:
Expenses *	0.05%	0.05%	[4]
Net investment income	1.97%	2.87%	[4]
Series portfolio turnover	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.32%	0.34%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Financial Highlights - Class Z

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[1] TO
	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.06	$9.62
Income from investment operations:
Net investment income[2]	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.72	0.50
Total from investment operations	0.90	0.72
Less distributions to shareholders:
From net investment income	(0.19)	(0.28)
From net realized gain on investments	(0.42)	—
Total distributions to shareholders	(0.61)	(0.28)
Net asset value - End of period	$10.35	$10.06
Net assets - End of period (000’s omitted)	$20,266	$10,372
Total return[3]	9.02%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses *	0.30%	0.30%	[4]
Net investment income	1.75%	2.64%	[4]
Series portfolio turnover	110%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.07%	0.09%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock and Core Bond Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$153,312,463	$—	$153,312,463	$—
States and political subdivisions (municipals)	6,773,807	—	6,773,807	—
Corporate debt:
Communication Services	15,222,655	—	15,222,655	—
Consumer Discretionary	16,793,640	—	16,793,640	—
Energy	17,576,330	—	17,576,330	—
Financials	11,866,979	—	11,866,979	—
Health Care	4,216,119	—	4,216,119	—
Industrials	18,213,910	—	18,213,910	—
Information Technology	3,809,794	—	3,809,794	—
Real Estate	14,712,026	—	14,712,026	—
Utilities	2,562,964	—	2,562,964	—
Asset-backed securities	60,780,518	—	60,780,518	—
Commercial mortgage-backed securities	21,816,370	—	21,816,370	—
Short-Term Investment	6,357,507	6,357,507	—	—
Total assets	$354,015,082	$6,357,507	$347,657,575	$—

There were no Level 3 securities held by the Series as of December 31, 2019 or December 31, 2020.

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non- agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation- indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2020.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2020.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2017 through December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among

23

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2020, the sub- transfer agency expenses incurred by Class S and Class I were $1,202 and $4,996, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out- of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.30% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $641,684 in management fees for Class W shares for the year ended December 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $448, $171,244 and $10,229 for Class I, Class W and Class Z shares, respectively, for the year ended December 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations.

24

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

As of December 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	Total
Class I	$–	$448	$448
Class W	136,322	171,244	307,566
Class Z	17,743	10,229	27,972

For the year ended December 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

The Series may participate in securities purchase and sale transactions with other Series or accounts advised by Manning & Napier (cross trades), in accordance with procedures adopted by the Fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Sales cross trades aggregated $22,390,059 with a net realized gain of $453,331 for the year ended December 31, 2020.

4.	Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $182,194,811 and $76,244,187, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $246,190,578 and $227,164,022, respectively.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Core Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/20		FOR THE YEAR ENDED 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	577,999	$6,500,636	129,995	$1,424,512
Reinvested	23,896	269,234	9,371	99,394
Repurchased	(309,325)	(3,559,363)	(9,760,167)	(101,821,543)
Total	292,570	$3,210,507	(9,620,801)	$(100,297,637)

CLASS I	FOR THE YEAR ENDED 12/31/20		FOR THE YEAR ENDED 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	275,463	$2,832,664	744,741	$7,267,770
Reinvested	22,732	234,637	15,644	154,418
Repurchased	(412,865)	(4,319,430)	(8,284,544)	(79,804,759)
Total	(114,670)	$(1,252,129)	(7,524,159)	$(72,382,571)

25

Core Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED 12/31/20		FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	19,775,065	$224,513,766	18,446,163	$193,480,853
Reinvested	1,451,618	16,338,440	425,973	4,607,516
Repurchased	(10,370,089)	(117,579,218)	(1,214,978)	(13,122,933)
Total	10,856,594	$123,272,988	17,657,158	$184,965,436

CLASS Z			FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	12/31/20		TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	823,153	$8,664,897	3,403,661	$33,173,552
Reinvested	104,383	1,079,320	22,135	221,314
Repurchased	(1,096)	(11,615)	(2,394,550)	(24,240,096)
Total	926,440	$9,732,602	1,031,246	$9,154,770

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended December 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2020.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

26

Core Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2020, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $8,195, and decrease Total Distributable Earnings (Loss) by $8,195. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
Ordinary income	$10,657,577	$5,662,797
Long-term capital gains	$7,861,863	$57,719

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$342,868,886
Unrealized appreciation	11,717,719
Unrealized depreciation	(571,523)

Net unrealized appreciation	$11,146,196
Undistributed ordinary income	$542,223

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

27

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

28

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $7,995,518 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2020.

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) ( 1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020;Goverance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

32

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2 Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

33

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning- napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/20-AR

34

Manning & Napier Fund, Inc.

Credit Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Credit Series

Fund Commentary
(unaudited)

Investment Objective

To provide long-term total return. Under normal circumstances, at least 80% of the Series’ assets will be invested in credit- related instruments and other financial instruments, principally derivative instruments and exchange-traded funds, with economic characteristics similar to credit-related instruments.

Performance Commentary

The Credit Series was launched on 4/14/2020. Since that time, the Series has earned a return of 8.77% compared to 7.15% for the benchmark (i.e., the Bloomberg Barclays US Intermediate Credit Index).

The Series was created specifically to provide Manning & Napier’s separately managed multi-asset class clients with desired credit exposure (e.g., corporates, asset-backed, and commercial mortgage-backed securities).

The Series officially launched in April as management sought to opportunistically increase credit exposure in client accounts as spreads had materially widened following the global pandemic and subsequent economic downturn. The result has been strong absolute returns as credit related securities, particularly corporate bonds, have rebounded significantly. This has been in part due to unprecedented levels of global fiscal and monetary stimulus, as well as announcements of COVID-19 vaccine approvals and distribution efforts.

Outperformance relative to the benchmark has largely been attributable to strong selection within corporate bonds. In contrast, an underweight allocation to corporates, coupled with an out of benchmark allocation to securitized credit, detracted from relative returns.

In terms of positioning, the market continues to look rich from a valuation perspective; however, we continue to find select opportunities. Specifically, we continue to find opportunities within the corporate sector, particularly within communications and cyclicals, and, despite tightening valuations, in BBB-rated issuances from a bottom-up perspective. Additionally, we continue to view commercial mortgage backed and asset-backed securities as relatively attractive and are focusing on securities with seniority in the capital structure that are backed by asset classes with high quality fundamentals and low credit risk.

While 2020 was a very strong year for fixed income, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates and relatively tight credit spreads. That stated, we believe a flexible approach with the ability to adapt to changing environments while uncovering risks and opportunities will remain essential to achieving investor objectives.

Performance for the Credit Series Class W shares is provided above.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning- napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Credit Series

Performance Update as of December 31, 2020
(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Credit Series - Class W3	8.77%
Bloomberg Barclays U.S. Intermediate Credit Index[4]	7.15%

The following graph compares the value of a $10,000 investment in the Credit Series - Class W from its inception (April 14, 2020) to present (December 31, 2020) to the Bloomberg Barclays U.S. Intermediate Credit Index.

[1]The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
[2]Performance numbers are calculated from April 14, 2020, the Series’ inception date.
[3]The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2020, this annualized net expense ratio was 0.10% for Class W. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.43% for Class W for the period ended December 31, 2020.
[4]The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged, market-value weighted index of investment-grade U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with less than ten years to maturity. It is composed of a corporate and non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Credit Series

Shareholder Expense Example
(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses
The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The Hypothetical line in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING PERIOD* 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO
Class W
Actual	$1,000.00	$1,050.10	$0.52	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%

*Expenses are equal to each Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Credit Series

Portfolio Composition as of December 31, 2020
(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

5

Credit Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 56.8%

Non-Convertible Corporate Bonds- 56.8%
Communication Services - 8.2%
Diversified Telecommunication Services - 3.8%
AT&T, Inc., 4.25%, 3/1/2027	1,600,000	$1,871,573
Verizon Communications, Inc., 4.272%, 1/15/2036	4,430,000	5,494,443
		7,366,016
Interactive Media & Services - 1.9%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	3,230,000	3,680,203
Media - 2.5%
Comcast Corp., 3.25%, 11/1/2039	4,120,000	4,677,790
Total Communication Services		15,724,009
Consumer Discretionary - 9.6%
Automobiles - 1.2%
Volkswagen Group of America Finance LLC (Germany), 3.35%, 5/13/2025[2]	2,150,000	2,363,613
Internet & Direct Marketing Retail - 7.4%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	4,670,000	5,228,071
Booking Holdings, Inc.
4.10%, 4/13/2025	3,750,000	4,252,838
3.60%, 6/1/2026	1,200,000	1,363,867
Expedia Group, Inc.
6.25%, 5/1/2025[2]	1,620,000	1,877,743
5.00%, 2/15/2026	1,300,000	1,456,414
		14,178,933
Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc., 3.375%, 3/27/2050	1,490,000	1,843,342
Total Consumer Discretionary		18,385,888
Energy - 9.4%
Oil, Gas & Consumable Fuels - 9.4%
Energy Transfer Operating LP, 6.50%, 2/1/2042	3,920,000	4,782,344
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	3,430,000	4,693,302
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	4,050,000	4,896,864
The Williams Companies, Inc., 3.75%, 6/15/2027	3,300,000	3,765,421
Total Energy		18,137,931
Financials - 6.7%
Banks - 5.7%
Bank of America Corp., 4.00%, 1/22/2025	2,500,000	2,809,204
Citigroup, Inc., 4.45%, 9/29/2027	2,940,000	3,475,486
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
JP Morgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.515%), 2.956%, 5/13/2031[3]	4,310,000	$4,726,307
		11,010,997
Capital Markets - 1.0%
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,890,000	1,900,259
Total Financials		12,911,256
Health Care - 2.1%
Health Care Providers & Services - 1.3%
HCA, Inc., 4.125%, 6/15/2029	2,080,000	2,412,970
Pharmaceuticals - 0.8%
Pfizer, Inc., 2.625%, 4/1/2030	1,470,000	1,640,738
Total Health Care		4,053,708

Industrials - 9.7%
Airlines - 1.9%
Southwest Airlines Co., 5.125%, 6/15/2027	3,100,000	3,687,806
Industrial Conglomerates - 1.4%
General Electric Co., (3 mo. LIBOR US + 3.330%), 5.00%[3,4]	3,010,000	2,800,053
Trading Companies & Distributors - 6.4%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	4,040,000	4,500,064
Air Lease Corp.
3.75%, 6/1/2026	510,000	560,988
3.625%, 4/1/2027	3,000,000	3,215,076
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,780,000	1,890,609
Avolon Holdings Funding Ltd. (Ireland), 4.375%, 5/1/2026[2]	1,900,000	2,058,260

		12,224,997
Total Industrials		18,712,856
Information Technology - 2.0%
IT Services - 2.0%
Visa, Inc., 2.70%, 4/15/2040	3,470,000	3,787,961

Real Estate - 7.6%
Equity Real Estate Investment Trusts (REITS) - 7.6%
American Tower Corp., 3.80%, 8/15/2029	4,090,000	4,755,188
Camden Property Trust, 2.80%, 5/15/2030	3,200,000	3,553,789
Crown Castle International Corp. 3.80%, 2/15/2028	3,120,000	3,595,884

The accompanying notes are an integral part of the financial statements.

6

Credit Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Crown Castle International Corp. (continued) 3.10%, 11/15/2029	1,105,000	$1,217,637
SBA Tower Trust, 2.328%, 1/15/2028[2]	1,400,000	1,411,084
Total Real Estate		14,533,582

Utilities - 1.5%
Electric Utilities - 1.5%
Dominion Energy, Inc., 3.375%, 4/1/2030	2,460,000	2,802,173
TOTAL CORPORATE BONDS
(Identified Cost $101,411,053)		109,049,364

ASSET-BACKED SECURITIES - 20.7%

AMSR Trust, Series 2020-SFR4, Class A, 1.355%, 11/17/2037[2]	1,425,000	1,437,055
CF Hippolyta LLC
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	712,779	721,880
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,242,790	2,277,484
Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.98%, 8/25/2050[2]	1,560,567	1,597,641
Credit Acceptance Auto Loan Trust
Series 2018-1A, Class A, 3.01%, 2/16/2027[2]	69,157	69,215
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	1,600,000	1,617,757
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/2023[2]	2,000,000	2,055,279
Enterprise Fleet Financing LLC, Series 2017-3, Class A3, 2.36%, 5/20/2023[2]	712,856	719,020
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/2025	1,500,000	1,555,138
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,269,807	1,288,846
Invitation Homes Trust, Series 2017- SFR2, Class A, (1 mo. LIBOR US + 0.850%), 1.003%, 12/17/2036[2,5]	1,799,123	1,794,734
Navient Private Education Refi Loan Trust
Series 2017-2A, Class A, (1 mo. LIBOR US + 1.050%), 1.198%, 12/27/2066[2,5]	2,124,638	2,151,241
Series 2020-DA, Class A, 1.69%, 5/15/2069[2]	1,592,082	1,622,239
Nelnet Student Loan Trust, Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 0.848%, 2/25/2045[2,5]	1,213,402	1,198,135
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	1,600,000	$1,655,399
Progress Residential Trust, Series 2020-SFR2, Class A, 2.078%, 6/17/2037[2]	500,000	512,688
Santander Retail Auto Lease Trust
Series 2019-A, Class A2, 2.72%, 1/20/2022[2]	320,087	320,710
Series 2019-B, Class A2A, 2.29%, 4/20/2022[2]	746,993	751,243
SLM Student Loan Trust
Series 2011-2, Class A2, (1 mo. LIBOR US + 1.200%), 1.348%, 10/25/2034[5]	880,000	893,068
Series 2013-6, Class A3, (1 mo. LIBOR US + 0.650%), 0.798%, 6/25/2055[5]	1,829,763	1,808,650
SMB Private Education Loan Trust
Series 2017-B, Class A2A, 2.82%, 10/15/2035[2]	339,155	351,725
Series 2017-B, Class A2B, (1 mo.
LIBOR US + 0.750%), 0.909%, 10/15/2035[2,5]	1,706,011	1,705,634
SoFi Professional Loan Program LLC
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	1,780,046	1,819,453
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	482,422	496,531
Store Master Funding I-VII, Series 2018-1A, Class A1, 3.96%, 10/20/2048[2]	1,435,516	1,499,652
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/2033[2]	2,500,000	2,574,218
Tricon American Homes
Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,239,681	1,278,001
Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	1,400,000	1,414,916
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,750,000	1,761,993
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.031%, 6/15/2050[2]	775,000	811,916
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $38,823,280)		39,761,461

COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.8%

Credit Suisse Mortgage Capital Certificates
Series 2012-CIM3, Class A1, 2.50%, 11/25/2042[2,6]	606,139	620,272
Series 2013-7, Class A6, 3.50%, 8/25/2043[2,6]	634,432	647,958

The accompanying notes are an integral part of the financial statements.

7

Credit Series

Investment Portfolio - December 31, 2020

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured
Pass-Through Certificates
Series K072, Class A2, 3.444%, 12/25/2027	1,000,000	$1,162,236
Series K106, Class X1 (IO), 1.355%, 1/25/2030[6]	15,983,836	1,706,279
FREMF Mortgage Trust
Series 2014-K715, Class B, 3.972%, 2/25/2046[2,6]	465,000	464,570
Series 2015-K43, Class B, 3.733%, 2/25/2048[2,6]	400,000	436,881
Series 2015-K720, Class B, 3.393%, 7/25/2022[2,6]	2,500,000	2,583,461
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class A, (1 mo. LIBOR US + 1.000%), 1.159%, 10/15/2036[2,5]	1,500,000	1,462,380
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,6]	804,414	826,241
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-ICON, Class A, 3.884%, 1/5/2034[2]	2,000,000	2,093,976
JP Morgan Mortgage Trust, Series 2017-6, Class A5, 3.50%, 12/25/2048[2,6]	88,349	88,608
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694%, 3/15/2050	1,496,000	1,705,790
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A4, 3.526%, 12/15/2047	965,361	1,057,576
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A4, 2.782%, 8/15/2049	500,000	538,321
Series 2018-H3, Class A5, 4.177%, 7/15/2051	1,000,000	1,192,804
Series 2020-CNP, Class A, 2.428%, 4/5/2042[2,6]	1,000,000	1,054,649
Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.50%, 5/25/2043[2,6]	1,077,673	1,104,318
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

UBS Commercial Mortgage Trust, Series 2017-C7, Class A4, 3.679%, 12/15/2050	1,000,000	$1,148,984
Wells Fargo Commercial Mortgage Trust
Series 2015-C30, Class A4, 3.664%, 9/15/2058	1,500,000	1,681,439
Series 2015-NXS4, Class A4, 3.718%, 12/15/2048	1,000,000	1,126,805
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $21,962,304)		22,703,548

MUNICIPAL BONDS - 4.0%

Hawaii
Series GC, G.O. Bond, 1.112%, 10/1/2026	1,900,000	1,935,644
Series GC, G.O. Bond, 2.632%, 10/1/2037	2,240,000	2,335,670
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024	985,000	1,014,757
South Carolina Public Service Authority,Series B, Revenue Bond, 2.329%, 12/1/2028	1,355,000	1,417,669
Tampa-Hillsborough County Expressway Authority, Series B, Revenue Bond, BAM, 1.892%, 7/1/2029	1,000,000	1,001,170
TOTAL MUNICIPAL BONDS
(Identified Cost $7,597,262)		7,704,910

MUTUAL FUND - 2.8%

iShares Broad USD Investment Grade Corporate Bond ETF
(Identified Cost $5,353,705)	87,415	5,417,108

SHORT-TERM INVESTMENT - 3.2%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[7]
(Identified Cost $6,150,935)	6,150,935	6,150,935

TOTAL INVESTMENTS - 99.3%
(Identified Cost $181,298,539)		190,787,326

OTHER ASSETS, LESS LIABILITIES - 0.7%		1,339,231

NET ASSETS - 100%		$192,126,557

The accompanying notes are an integral part of the financial statements.

8

Credit Series

Investment Portfolio - December 31, 2020

ETF - Exchange-Traded Fund

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

Scheduled principal and interest payments are guaranteed by:

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

[1]Amount is stated in USD unless otherwise noted.
[2]Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $62,069,690, which represented 32.3% of the Series’ Net Assets.
[3]Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2020.
[4]Security is perpetual in nature and has no stated maturity date.
[5]Floating rate security. Rate shown is the rate in effect as of December 31, 2020.
[6]Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2020.
[7]Rate shown is the current yield as of December 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Credit Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:

Investments, at value (identified cost $181,298,539) (Note 2)	$190,787,326
Receivable from Advisor (Note 3)	3,726
Interest receivable	1,013,343
Receivable for fund shares sold	351,414
Dividends receivable	71
Prepaid and other expenses	18,709

TOTAL ASSETS	192,174,589

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	15,998
Accrued Chief Compliance Officer service fees (Note 3)	1,503
Audit fees payable	11,259
Accrued printing and postage fees payable	8,006
Payable for fund shares repurchased	6,042
Other payables and accrued expenses	5,224

TOTAL LIABILITIES	48,032

TOTAL NET ASSETS	$192,126,557

NET ASSETS CONSIST OF:

Capital stock	$181,322
Additional paid-in-capital	181,907,498
Total distributable earnings (loss)	10,037,737

TOTAL NET ASSETS	$192,126,557

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($192,126,557/18,132,235 shares)	$10.60

The accompanying notes are an integral part of the financial statements.

10

Credit Series

Statement of Operations

For the Period April 14, 20201 to December 31, 2020

INVESTMENT INCOME:

Interest	$3,079,712
Dividends	160,292

Total Investment Income	3,240,004

EXPENSES:

Management fees (Note 3)	308,850
Fund accounting and administration fees (Note 3)	41,966
Directors’ fees (Note 3)	17,753
Chief Compliance Officer service fees (Note 3)	3,007
Offering and Organizational expenses	67,631
Audit fees	50,159
Custodian fees	6,666
Miscellaneous	30,166

Total Expenses	526,198
Less reduction of expenses (Note 3)	(402,659)

Net Expenses	123,539

NET INVESTMENT INCOME	3,116,465

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,137,540

Net change in unrealized appreciation (depreciation) on investments	9,488,787

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	11,626,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,742,792

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

11

Credit Series

Statements of Changes in Net Assets

FOR THE PERIOD 4/14/20[1] TO 12/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,116,465
Net realized gain (loss) on investments	2,137,540
Net change in unrealized appreciation (depreciation) on investments	9,488,787

Net increase (decrease) from operations	14,742,792

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class W	(4,705,055)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	182,088,820

Net increase (decrease) in net assets	192,126,557

NET ASSETS:

Beginning of period	—

End of period	$192,126,557

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12

Credit Series

Financial Highlights - Class W

FOR THE PERIOD 4/14/20[1] TO 12/31/20
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income[2]	0.19
Net realized and unrealized gain (loss) on investments	0.68
Total from investment operations	0.87
Less distributions to shareholders:
From net investment income	(0.18)
From net realized gain on investments	(0.09)
Total distributions to shareholders	(0.27)

Net asset value - End of period	$10.60
Net assets - End of period (000’s omitted)	$192,127
Total return[3]	8.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.10%
Net investment income[4]	2.52%
Series portfolio turnover	44%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

0.33%

[1]Commencement of operations.
[2]Calculated based on average shares outstanding during the period.
[3]Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
[4]Annualized.

The accompanying notes are an integral part of the financial statements.

13

Credit Series

Notes to Financial Statements

1.	Organization

Credit Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares are only offered to discretionary investment accounts and other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Credit Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation
Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

14

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)
Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$7,704,910	$—	$7,704,910	$—
Corporate debt:
Communication Services	15,724,009	—	15,724,009	—
Consumer Discretionary	18,385,888	—	18,385,888	—
Energy	18,137,931	—	18,137,931	—
Financials	12,911,256	—	12,911,256	—
Health Care	4,053,708	—	4,053,708	—
Industrials	18,712,856	—	18,712,856	—
Information Technology	3,787,961	—	3,787,961	—
Real Estate	14,533,582	—	14,533,582	—
Utilities	2,802,173	—	2,802,173	—
Asset-backed securities	39,761,461	—	39,761,461	—
Commercial mortgage-backed securities	22,703,548	—	22,703,548	—
Mutual fund	5,417,108	5,417,108	—	—
Short-Term Investment	6,150,935	6,150,935	—	—
Total assets	$190,787,326	$11,568,043	$179,219,283	$—

There were no Level 3 securities held by the Series as December 31, 2020.

Other Market and Credit Risk
Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR

15

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other Market and Credit Risk (continued)
as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Organization and Offering Costs
Upon commencement of operations, organization costs associated with the establishment of the Series were expensed by the Series. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities
The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities
The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages.

16

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)
MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non- agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds
The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation- indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment
The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2020.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2020.

Federal Taxes
The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

17

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)
Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes
Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

18

Credit Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. There are no distribution and service fees on the Class W shares.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $308,850 in management fees for Class W shares for the period ended December 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $93,809 for Class W shares for the period ended December 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31, 2023
Class W	$93,809

For the period ended December 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

The Series may participate in securities purchase and sale transactions with other Series or accounts advised by Manning & Napier (cross trades), in accordance with procedures adopted by the Fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases cross trades aggregated $22,390,059 for the period ended December 31, 2020.

4.	Purchases and Sales of Securities

For the period ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short- term securities, were $232,865,683 and $65,685,757, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $15,150,231 and $8,772,165, respectively.

19

Credit Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class W shares of Credit Series were:

CLASS W	FOR THE PERIOD 4/14/20 (COMMENCEMENT OF OPERATIONS) TO 12/31/20
	SHARES	AMOUNT
Sold	19,012,780	$191,266,907
Reinvested	434,202	4,557,331
Repurchased	(1,314,747)	(13,735,418)
Total	18,132,235	$182,088,820

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2020.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses and wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net assets.

The tax character of distributions paid were as follows:

FOR THE PERIOD ENDED 12/31/20
Ordinary income	$4,705,055

20

Credit Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$181,341,517
Unrealized appreciation	9,482,122
Unrealized depreciation	(36,313)
Net unrealized appreciation	$9,445,809
Undistributed ordinary income	$593,333

9.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

21

Credit Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Credit Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Credit Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 14, 2020 (commencement of operations) through December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period April 14, 2020 (commencement of operations) through December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Credit Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

23

Credit Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017
Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) ( 1978-2020)
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

24

Credit Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011- 2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office1 & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

25

Credit Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2 Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

26

Credit Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End
2. Fund Holdings - Quarter-End
3. Shareholder Report - Annual
4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

 MNCRE-12/20-AR

27

Manning & Napier Fund, Inc.

High Yield Bond Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds), and/or securities that are designed to track the performance of non-investment grade securities, principally exchange-traded funds.

Performance Commentary

Fixed income markets posted strong, positive returns for the twelve-month period ending December 31, 2020. Despite the significant spread widening that occurred during the first quarter and simultaneous drawdown, high yield markets fully recovered and ended the year positive amid unprecedented monetary and fiscal stimulus, as well as optimism regarding COVID-19 vaccines and distribution. Overall, higher-quality issuances within the below investment grade market tended to rebound more quickly than lower quality issuances, causing higher quality issuances to outperform for the year.

The High Yield Bond Series Class S shares delivered a positive absolute return of 6.28% for the year, but modestly underperformed its benchmark, the Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index, which returned 6.49%.

When viewed on a gross-of-fee basis, the Series’ relative outperformance was driven by strong selection, most notably within Financial Services and Capital Goods. In contrast, selection within Energy, as well as an allocation to cash, detracted from relative returns.

Going forward, we believe that selection will be key to achieving investor objectives. We continue to focus on good businesses that generate positive free cash flow that either pay down debt or focus on improving their business with good relative value. From a quality perspective, we continue to see the most attractive valuations in single B rated issues. Within CCC, we remain selective as many issuers are sub-optimal businesses and therefore will not pass our primary evaluation criteria (i.e., strategy fit and in-depth credit analysis).

As always, we believe that a select, disciplined approach focused on current valuations and conditions will be key to navigating any challenges and opportunities that arise and ultimately helping investors achieve their objectives.

Performance for the High Yield Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

High Yield Bond Series

Performance Update as of December 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
High Yield Bond Series - Class S2	6.28%	8.02%	6.44%
High Yield Bond Series - Class I2,3	6.60%	8.28%	6.67%
High Yield Bond Series - Class W2,4	7.11%	8.35%	6.61%
High Yield Bond Series - Class Z2,4	6.59%	8.17%	6.52%
Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index[5]	6.49%	8.07%	6.66%
Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index[6]	6.21%	8.41%	6.61%

The following graph compares the value of a $10,000 investment in the High Yield Bond Series - Class S for the ten years ended (December 31, 2020) to the Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index and Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2020, this net expense ratio was 0.90% for Class S, 0.65% for Class I, 0.10% for Class W and 0.50% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.03% for Class S, 0.75% for Class I, 0.64% for Class W and 0.64% for Class Z for the year ended December 31, 2020.

3For periods through August 1, 2012 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class S shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

3

High Yield Bond Series

Performance Update as of December 31, 2020

(unaudited)

5The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (ICE Data) and/or its Third Party Suppliers and has been licensed for use by Manning & Napier. ICE Data and its Third Party Suppliers accept no liability in connection with its use.

6The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, issued in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity as of the rebalancing date, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (ICE Data) and/or its Third Party Suppliers and has been licensed for use by Manning & Napier. ICE Data and its Third Party Suppliers accept no liability in connection with its use.

4

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING PERIOD* 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,130.10	$4.82	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	0.90%
Class I
Actual	$1,000.00	$1,132.40	$3.48	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30	0.65%
Class W
Actual	$1,000.00	$1,135.20	$0.54	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.63	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,131.50	$2.68	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

High Yield Bond Series

Portfolio Composition as of December 31, 2020

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

6

High Yield Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 0.8%

Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Jonah Energy Parent LLC*2	65,341	$980,115
Lonestar Resources US, Inc.*	91,008	165,635
TOTAL COMMON STOCKS (Identified Cost $1,988,443)		1,145,750

CORPORATE BONDS - 95.2%

Non-Convertible Corporate Bonds- 95.2%
Communication Services - 1.2%
Media - 1.2%
TEGNA, Inc., 4.625%, 3/15/2028[3]	750,000	766,875
Townsquare Media, Inc., 6.875%, 2/1/2026[3]	1,000,000	1,047,330
Total Communication Services		1,814,205
Consumer Discretionary - 10.8%
Automobiles - 3.9%
Ford Motor Co., 9.00%, 4/22/2025	1,200,000	1,471,212
Ford Motor Credit Co. LLC, 4.389%, 1/8/2026	2,100,000	2,204,328
PM General Purchaser LLC, 9.50%, 10/1/2028[3]	2,160,000	2,392,200
		6,067,740
Diversified Consumer Services - 1.4%
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/2026[3]	1,985,000	2,069,363
Hotels, Restaurants & Leisure - 0.9%
Affinity Gaming, 6.875%, 12/15/2027[3]	1,370,000	1,435,472
Household Durables - 4.6%
FXI Holdings, Inc., 12.25%, 11/15/2026[3]	1,695,000	1,932,300
STL Holding Co. LLC, 7.50%, 2/15/2026[3]	2,830,000	2,936,125
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	2,010,000	2,193,915
		7,062,340
Total Consumer Discretionary		16,634,915
Consumer Staples - 3.3%
Food & Staples Retailing - 3.3%
C&S Group Enterprises LLC, 5.00%, 12/15/2028[3]	2,270,000	2,263,372
KeHE Distributors LLC - KeHE Finance Corp., 8.625%, 10/15/2026[3]	2,490,000	2,795,025
Total Consumer Staples		5,058,397
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy - 19.5%
Energy Equipment & Services - 1.2%
Oceaneering International, Inc., 6.00%, 2/1/2028	2,065,000	$1,845,594
Oil, Gas & Consumable Fuels - 18.3%
Antero Midstream Partners LP - Antero
Midstream Finance Corp.
7.875%, 5/15/2026[3]	605,000	624,711
5.75%, 3/1/2027[3]	1,905,000	1,871,662
5.75%, 1/15/2028[3]	1,470,000	1,411,494
Ascent Resources Utica Holdings LLC - ARU Finance Corp., 8.25%, 12/31/2028[3]	1,470,000	1,466,325
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[3]	2,800,000	2,661,810
Bruin E&P Partners LLC, 8.875%, 8/1/2023[4,5]	4,253,000	425
CNX Midstream Partners LP - CNX Midstream Finance Corp., 6.50%, 3/15/2026[3]	1,256,000	1,277,980
DCP Midstream Operating LP, 8.125%, 8/16/2030	1,708,000	2,181,970
EQT Corp., 8.75%, 2/1/2030[6]	1,830,000	2,241,750
Indigo Natural Resources LLC, 6.875%, 2/15/2026[3]	1,390,000	1,421,275
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/2026[3]	2,070,000	1,573,200
Navigator Holdings Ltd., 8.00%, 9/10/2025[3]	2,750,000	2,832,500
New Fortress Energy, Inc., 6.75%, 9/15/2025[3]	2,725,000	2,894,441
NGL Energy Partners LP - NGL Energy Finance Corp., 7.50%, 11/1/2023	2,030,000	1,437,494
Occidental Petroleum Corp., 8.875%, 7/15/2030	1,375,000	1,613,906
PDC Energy, Inc., 5.75%, 5/15/2026	1,335,000	1,378,387
Talos Production, Inc., 12.00%, 1/15/2026[3]	1,505,000	1,464,320
		28,353,650
Total Energy		30,199,244

Financials - 24.6%
Capital Markets - 5.7%
Advisor Group Holdings, Inc., 10.75%, 8/1/2027[3]	2,057,000	2,272,985
LPL Holdings, Inc., 4.625%, 11/15/2027[3]	1,530,000	1,583,550
Owl Rock Technology Finance Corp., 4.75%, 12/15/2025[3]	1,975,000	2,062,383
StoneX Group, Inc., 8.625%, 6/15/2025[3]	2,646,000	2,877,525
		8,796,443
Consumer Finance - 6.6%
Navient Corp., 6.75%, 6/25/2025	1,940,000	2,109,750

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance (continued)
OneMain Finance Corp., 7.125%, 3/15/2026	1,375,000	$1,625,938
PRA Group, Inc., 7.375%, 9/1/2025[3]	1,955,000	2,111,400
SLM Corp.
5.125%, 4/5/2022	1,483,000	1,516,367
4.20%, 10/29/2025	2,740,000	2,894,125
		10,257,580
Diversified Financial Services - 3.7%
FS Energy & Power Fund, 7.50%, 8/15/2023[3]	2,070,000	1,974,263
Owl Rock Capital Corp., 3.40%, 7/15/2026	2,270,000	2,302,503
Oxford Finance LLC - Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/2022[3]	1,480,000	1,476,300
		5,753,066
Insurance - 2.0%
Genworth Mortgage Holdings, Inc., 6.50%, 8/15/2025[3]	2,830,000	3,063,475
Mortgage Real Estate Investment Trusts (REITS) - 3.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 5.25%, 10/1/2025[3]	2,850,000	2,842,875
Starwood Property Trust, Inc., 4.75%, 3/15/2025	2,040,000	2,091,000
		4,933,875
Thrifts & Mortgage Finance - 3.4%
MGIC Investment Corp., 5.25%, 8/15/2028	2,060,000	2,204,200
Radian Group, Inc., 4.875%, 3/15/2027	2,775,000	3,047,505
		5,251,705
Total Financials		38,056,144

Health Care - 6.7%
Health Care Equipment & Supplies - 1.4%
AdaptHealth LLC, 6.125%, 8/1/2028[3]	2,030,000	2,179,712
Health Care Providers & Services - 1.5%
Prime Healthcare Services, Inc., 7.25%, 11/1/2025[3]	2,150,000	2,284,375
Pharmaceuticals - 3.8%
Bausch Health Companies, Inc., 5.00%, 1/30/2028[3]	2,100,000	2,164,134
P&L Development LLC - PLD Finance Corp., 7.75%, 11/15/2025[3]	2,150,000	2,311,250
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), 6.75%, 3/1/2028	1,200,000	$1,357,500
		5,832,884
Total Health Care		10,296,971
Industrials - 14.6%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,235,000	1,444,950
Airlines - 1.9%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[3]	2,770,000	3,008,919
Commercial Services & Supplies - 2.9%
GFL Environmental, Inc. (Canada), 3.75%, 8/1/2025[3]	529,000	542,225
Matthews International Corp., 5.25%, 12/1/2025[3]	2,310,000	2,333,100
Prime Security Services Borrower LLC - Prime Finance, Inc., 5.75%, 4/15/2026[3]	1,530,000	1,675,350
		4,550,675
Construction & Engineering - 2.2%
Tutor Perini Corp., 6.875%, 5/1/2025[3]	3,395,000	3,327,100
Electrical Equipment - 0.4%
EnerSys, 4.375%, 12/15/2027[3]	564,000	596,430
Machinery - 1.1%
Hillenbrand, Inc., 5.00%, 9/15/2026	1,460,000	1,637,025
Marine - 4.2%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	3,550,000	3,557,277
Global Ship Lease, Inc. (United Kingdom), 9.875%, 11/15/2022[3]	1,400,000	1,435,000
Navios South American Logistics, Inc. - Navios Logistics Finance US, Inc. (Uruguay), 10.75%, 7/1/2025[3]	1,380,000	1,476,600
		6,468,877
Trading Companies & Distributors - 1.0%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/2027[3]	1,320,000	1,513,050
Total Industrials		22,547,026

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 3.9%
Communications Equipment - 0.9%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	1,305,000	$1,440,394
IT Services - 1.3%
Austin BidCo, Inc., 7.125%, 12/15/2028[3]	415,000	433,156
Unisys Corp., 6.875%, 11/1/2027[3]	1,375,000	1,502,188
		1,935,344
Semiconductors & Semiconductor Equipment - 0.9%
ams AG (Austria), 7.00%, 7/31/2025[3]	1,340,000	1,453,900
Software - 0.8%
LogMeIn, Inc., 5.50%, 9/1/2027[3]	1,115,000	1,167,962
Total Information Technology		5,997,600
Materials - 5.5%
Chemicals - 1.0%
WR Grace & Co.-Conn, 5.625%, 10/1/2024[3]	1,390,000	1,499,463
Metals & Mining - 4.5%
Hudbay Minerals, Inc. (Peru), 6.125%, 4/1/2029[3]	1,420,000	1,530,050
IAMGOLD Corp. (Burkina Faso), 5.75%, 10/15/2028[3]	2,115,000	2,146,725
Infrabuild Australia Pty Ltd. (Australia), 12.00%, 10/1/2024[3]	1,979,000	2,001,264
Joseph T Ryerson & Son, Inc., 8.50%, 8/1/2028[3]	1,139,000	1,289,917
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022[4,7]	6,535,000	$44,111
		7,012,067
Total Materials		8,511,530
Real Estate - 3.7%
Equity Real Estate Investment Trusts (REITS) - 2.8%
HAT Holdings I LLC - HAT Holdings II LLC, 3.75%, 9/15/2030[3]	1,400,000	1,452,500
Iron Mountain, Inc., 4.50%, 2/15/2031[3]	1,385,000	1,450,788
MGM Growth Properties Operating Partnership LP - MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029[3]	1,470,000	1,503,075
		4,406,363
Real Estate Management & Development - 0.9%
Forestar Group, Inc., 5.00%, 3/1/2028[3]	1,275,000	1,316,437
Total Real Estate		5,722,800
Utilities - 1.4%
Electric Utilities - 1.4%
NRG Energy, Inc., 3.625%, 2/15/2031[3]	1,000,000	1,028,800
Talen Energy Supply LLC, 6.50%, 6/1/2025	1,465,000	1,193,975
Total Utilities		2,222,775
TOTAL CORPORATE BONDS (Identified Cost $139,515,685)		147,061,607

SHORT-TERM INVESTMENT - 2.6%
Dreyfus Government Cash Management, Institutional Shares, 0.03%[8]
(Identified Cost $4,070,824)	4,070,824	4,070,824

TOTAL INVESTMENTS - 98.6% (Identified Cost $145,574,952).		152,278,181
OTHER ASSETS, LESS LIABILITIES - 1.4%		2,222,008
NET ASSETS - 100%		$154,500,189

*Non-income producing security.

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $102,026,006, which represented 66.0% of the Series’ Net Assets.

4Issuer filed for bankruptcy and/or is in default of interest payments.

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2020

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on January 17, 2019 and dates between March 26, 2020 and June 17, 2020 at an aggregate cost of $858,630. The value of the security at December 31, 2020 was $425, or less than 0.1% of the Series’ Net Assets.

6Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

7Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017, September 6, 2018 and dates between May 8, 2020 and May 15, 2020 at an aggregate cost of $1,518,841. The value of the security at December 31, 2020 was $44,111, or less than 0.1% of the Series’ Net Assets.

8Rate shown is the current yield as of December 31, 2020.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:

Investments, at value (identified cost $145,574,952) (Note 2)	$152,278,181
Receivable for securities sold	3,065,013
Interest receivable	2,611,265
Receivable for fund shares sold	474,941
Dividends receivable	77
Prepaid and other expenses	18,939

TOTAL ASSETS	158,448,416

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	19,694
Accrued sub-transfer agent fees (Note 3)	8,955
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	2,206
Accrued Chief Compliance Officer service fees (Note 3)	1,503
Accrued management fees (Note 3)	553
Payable for securities purchased	3,869,536
Payable for fund shares repurchased	8,211
Other payables and accrued expenses	37,569

TOTAL LIABILITIES	3,948,227

TOTAL NET ASSETS	$154,500,189

NET ASSETS CONSIST OF:

Capital stock	$156,218
Additional paid-in-capital	147,813,981
Total distributable earnings (loss)	6,529,990

TOTAL NET ASSETS	$154,500,189

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($10,196,917/1,000,707 shares)	$10.19
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($22,477,060/2,608,420 shares)	$8.62
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($119,895,397/11,788,800 shares)	$10.17
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($1,930,815/223,916 shares)	$8.62

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:

Interest	$8,311,409
Dividends	84,076

Total Investment Income	8,395,485

EXPENSES:

Management fees (Note 3)	490,070
Fund accounting and administration fees (Note 3)	73,803
Sub-transfer agent fees (Note 3)	34,852
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	26,172
Directors’ fees (Note 3)	15,393
Chief Compliance Officer service fees (Note 3)	3,784
Audit fees	59,933
Registration and filing fees	56,770
Custodian fees	10,330
Miscellaneous	71,698

Total Expenses	842,805
Less reduction of expenses (Note 3)	(528,409)

Net Expenses	314,396

NET INVESTMENT INCOME	8,081,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	5,573,961

Net change in unrealized appreciation (depreciation) on investments	7,395,942

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	12,969,903

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,050,992

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/20	12/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,081,089	$6,096,894
Net realized gain (loss) on investments	5,573,961	673,081
Net change in unrealized appreciation (depreciation) on investments	7,395,942	6,238,038

Net increase (decrease) from operations	21,050,992	13,008,013

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(509,115)	(869,975)
Class I	(1,217,048)	(1,548,134)
Class W	(6,305,940)	(3,127,762)
Class Z	(110,904)	(599,127)

Total distributions to shareholders	(8,143,007)	(6,144,998)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	75,515,629	(56,147,752)

Net increase (decrease) in net assets	88,423,614	(49,284,737)

NET ASSETS:

Beginning of year	66,076,575	115,361,312

End of year	$154,500,189	$66,076,575

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.10	$9.47	$10.09	$9.79	$9.21

Income (loss) from investment operations:
Net investment income[1]	0.57	0.57	0.53	0.54	0.56
Net realized and unrealized gain (loss) on investments	0.03	0.73	(0.65)	0.28	0.66
Total from investment operations	0.60	1.30	(0.12)	0.82	1.22
Less distributions to shareholders:
From net investment income	(0.51)	(0.67)	(0.50)	(0.51)	(0.64)
From return of capital	—	—	—	(0.01)	—
Total distributions to shareholders.	(0.51)	(0.67)	(0.50)	(0.52)	(0.64)

Net asset value - End of year	$10.19	$10.10	$9.47	$10.09	$9.79
Net assets - End of year (000’s omitted)	$10,197	$13,113	$82,399	$94,533	$89,921
Total return[2]	6.28%	13.97%	(1.31% )	8.49%	13.41%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	0.90%	0.90%	0.94%
Net investment income	5.91%	5.90%	5.32%	5.31%	5.82%
Series portfolio turnover	208%	143%	100%	106%	77%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.13%	0.12%	0.08%	0.07%	0.02%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.63	$8.20	$8.80	$8.61	$8.18

Income (loss) from investment operations:
Net investment income[1]	0.51	0.53	0.49	0.49	0.52
Net realized and unrealized gain (loss) on investments	0.02	0.61	(0.57)	0.25	0.57
Total from investment operations	0.53	1.14	(0.08)	0.74	1.09

Less distributions to shareholders:
From net investment income	(0.54)	(0.71)	(0.52)	(0.54)	(0.66)
From net realized gain on investments	—	—	—	(0.01)	—

Total distributions to shareholders.	(0.54)	(0.71)	(0.52)	(0.55)	(0.66)

Net asset value - End of year	$8.62	$8.63	$8.20	$8.80	$8.61
Net assets - End of year (000’s omitted)	$22,477	$20,974	$32,962	$26,459	$22,658
Total return[2]	6.60%	14.24%	(0.98% )	8.68%	13.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.65%	0.68%
Net investment income	6.17%	6.17%	5.63%	5.57%	6.04%
Series portfolio turnover	208%	143%	100%	106%	77%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.10%	0.13%	0.08%	0.07%	0.02%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class W

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[1] TO
	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.08	$10.01

Income from investment operations:
Net investment income[2]	0.64	0.56
Net realized and unrealized gain (loss) on investments	0.03	0.27
Total from investment operations	0.67	0.83

Less distributions to shareholders:
From net investment income	(0.58)	(0.76)
Net asset value - End of period	$10.17	$10.08
Net assets - End of period (000’s omitted)	$119,895	$30,363

Total return[3]	7.11%	8.63%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%[4]
Net investment income	6.76%	6.66%[4]
Series portfolio turnover	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.54%	0.59%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Financial Highlights - Class Z

	FOR THE	FOR THE
	YEAR	PERIOD
	ENDED	3/1/19[1] TO
	12/31/20	12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.64	$8.67

Income from investment operations:
Net investment income[2]	0.52	0.46
Net realized and unrealized gain (loss) on investments	0.01	0.23

Total from investment operations	0.53	0.69

Less distributions to shareholders:
From net investment income	(0.55)	(0.72)

Net asset value - End of period	$8.62	$8.64

Net assets - End of period (000’s omitted)	$1,931	$1,627

Total return[3]	6.59%	8.26%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%[4]
Net investment income	6.32%	6.26%[4]
Series portfolio turnover	208%	143%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.14%	0.19%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as High Yield Bond Series Class I common stock and High Yield Bond Series Class Z common stock, 125 million have been designated as High Yield Bond Series Class S common stock and 50 million have been designated as High Yield Bond Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”)

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Energy	$1,145,750	$—	$165,635	$980,115
Debt securities:
Corporate debt:
Communication Services	1,814,205	—	1,814,205	—
Consumer Discretionary	16,634,915	—	16,634,915	—
Consumer Staples	5,058,397	—	5,058,397	—
Energy	30,199,244	—	30,199,244	—
Financials	38,056,144	—	38,056,144	—
Health Care	10,296,971	—	10,296,971	—
Industrials	22,547,026	—	22,547,026	—
Information Technology	5,997,600	—	5,997,600	—
Materials	8,511,530	—	8,511,530	—
Real Estate	5,722,800	—	5,722,800	—
Utilities	2,222,775	—	2,222,775	—
Short-Term Investment	4,070,824	4,070,824	—	—
Total assets	$152,278,181	$4,070,824	$147,227,242	$980,115

There were no Level 3 securities held by the Series as of December 31, 2019.

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other Market and Credit Risk (continued)

a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2020.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of

20

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2020.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

21

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2017 through December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2020, the sub-

22

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

transfer agency expenses incurred by Class S and Class I were $14,895 and $19,957, respectively. In addition, $17 was waived on Class S shares. This amount is included as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $367,798 in management fees for Class W for the year ended December 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $13,633, $17,756, $126,979 and $2,226 for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,		Total
	2022	2023
Class S	$18,519	$13,633	$32,152
Class I	22,088	17,756	39,844
Class W	82,483	126,979	209,462
Class Z	14,052	2,226	16,278

For the year ended December 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

23

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Series may participate in securities purchase and sale transactions with other Series or accounts advised by Manning & Napier (cross trades), in accordance with procedures adopted by the Fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Sales cross trades aggregated $2,268,079 with a net realized loss of $16,277 for the year ended December 31, 2020.

4.	Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $312,527,186 and $237,424,594, respectively. There were no purchases or sales of U.S. Government securities.

During the year ended December 31, 2020, the Advisor reimbursed the Series $7,602 related to a trade processing error. The amount is included in the realized gain (loss) on investments on the Statement of Operations.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/20		12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,374,004	$13,470,435	1,642,995	$16,381,730
Reinvested	43,968	426,693	70,733	706,281
Repurchased	(1,715,055)	(16,444,271)	(9,114,775)	(91,206,439)
Total	(297,083)	$(2,547,143)	(7,401,047)	$(74,118,428)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/20		12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,549,016	$12,741,074	1,671,447	$14,404,572
Reinvested	143,819	1,184,486	180,138	1,544,925
Repurchased	(1,513,585)	(12,480,382)	(3,441,929)	(29,641,919)
Total	179,250	$1,445,178	(1,590,344)	$(13,692,422)

CLASS W			FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	12/31/20		TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,470,532	$82,557,027	7,954,385	$79,582,220
Reinvested	617,247	5,999,867	296,675	2,958,361
Repurchased	(1,311,183)	(12,237,390)	(5,238,856)	(52,565,362)
Total	8,776,596	$76,319,504	3,012,204	$29,975,219

24

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS Z			FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	12/31/20		TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	27,724	$236,362	1,423,915	$12,339,574
Reinvested	13,462	110,904	13,020	111,657
Repurchased	(5,700)	(49,176)	(1,248,505)	(10,763,352)
Total	35,486	$298,090	188,430	$1,687,879

Approximately 77% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended December 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2020.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. No such investments were held by the Series as of December 31, 2020.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in

25

High Yield Bond Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid, GAAP interest and callable bond adjustments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2020, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $12,695 and increase Total Distributable Earnings (Loss) by $12,695. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
Ordinary income	$8,143,007	$6,144,998

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$145,581,835
Unrealized appreciation	9,985,876
Unrealized depreciation	(3,289,530)
Net unrealized appreciation	$6,696,346
Capital loss carryforwards	$(166,357)

At December 31, 2020, the capital loss carryover utilized in the current year was $5,489,465.

As of December 31, 2020, the Series had net long-term capital loss carryforwards of $166,357, which may be carried forward indefinitely.

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

26

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer
Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments)..
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus(biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

28

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum(museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management(economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

29

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

30

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)
Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

31

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32

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33

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/20-AR

34

Manning & Napier Fund, Inc.

Unconstrained Bond Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

2020. What a momentous year.

Political change, social unrest, the pandemic, economic shutdowns, and, of course, the fastest stock market selloff and recovery in history, all describe what has been a remarkably tumultuous and challenging time.

Maybe it should come as no surprise that after a year of such change, we yearn for a return of convention, clarity, facts, and perhaps, less drama.

This desire for normalcy is understandable, but we cannot hide our heads in the sand. The profound challenges we face are not going to simply go away.

If anything, many of the structural issues that brought us to where we are today, technological progress, the information age, a shifting economy and culture, may very well accelerate from here. Whether we want it or not, change is coming.

As investors, logically and rationally deciphering an uncertain future is one of our most existential tasks. Particularly in times like these, it is too easy to get caught up in the turbulence—to let emotion get the best of us—to fail to see the forest for the trees.

This is why the key question we must ask ourselves today is, what is the best way for us to understand and invest upon the paths that lie before us?

We believe the answer is, in many ways, an evergreen one, and we hope it offers you a helpful perspective.

It is to invest for the long-term, not speculate on short-term developments. It is to take an active, hands-on approach to investment decisions. It is to be patient, disciplined, and confident when the right investment opportunities present themselves. And it is to be constantly attentive to risk, particularly the most significant risks, permanent loss of capital and the risk of falling short of long-term needs and goals.

These are the same investing principles that we have been successfully implementing for clients since our founding more than 50 years ago.

Whether you are an individual investor, a financial advisor, or an institutional investor making decisions on behalf of others, you can trust that we are well equipped to handle whatever challenges the markets have in store for us next.

We wish you safety and good health, and we appreciate your continued confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and/or in non-US dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives, such as futures, options, swaps, and forwards, may also be used to manage interest rate exposure, duration, or currency risk.

Performance Commentary

Fixed income markets posted strong, positive returns for the twelve-month period ending December 31, 2020. Despite significant volatility at points during the year, specifically in the first quarter as the global pandemic upended markets and the ensuing rebound, yields ended the year lower and credit spreads tightened. The highest returning areas of the market included Treasury Inflation Protected Securities & corporate bonds from a sector perspective, longer-dated issuances from a maturity perspective, and higher quality issuances from a quality perspective.

The Unconstrained Bond Series Class S shares delivered positive absolute returns during 2020, returning 7.54%, and outperformed its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 0.58%.

Relative outperformance is attributable to the Series’ longer duration as interest rates broadly fell for the year, as well as its notable allocation to credit-related securities as spreads tightened.

Although the market in general continues to look rich from a valuation perspective, we continue to find select opportunities. Specifically, we continue to find opportunities within the corporate sector, particularly within communications and cyclicals, and, despite tightening valuations, in BBB-rated issuances from a bottom-up perspective. Additionally, we continue to view commercial mortgage backed and asset-backed securities as relatively attractive and are focusing on securities with seniority in the capital structure and are backed by asset classes with high quality fundamentals and low credit risk. Finally, we’re seeing select opportunities in high yield, collateralized loan obligations, and non-US dollar denominated securities.

While 2020 was a very strong year for fixed income, we believe investor return expectations for the coming year should be tempered as the fixed income landscape remains challenging due to low starting rates. That stated, we believe our “go anywhere” solution provides the flexibility to find positive absolute returns during different phases of the market and economic cycle by allowing us to target specific risks as valuations and conditions warrant.

Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for other shares classes will differ based on each class’ underlying expenses.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2020

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Unconstrained Bond Series - Class S2	7.54%	3.98%	3.76%
Unconstrained Bond Series - Class I2,3	7.74%	4.23%	3.94%
Unconstrained Bond Series - Class W2,4	8.29%	4.26%	3.90%
FTSE 3-Month Treasury Bill Index[5]	0.58%	1.16%	0.60%
Bloomberg Barclays U.S. Aggregate Bond Index[6]	7.51%	4.44%	3.84%

The following graph compares the value of a $10,000 investment in the Unconstrained Bond Series - Class S for the ten years ended December 31, 2020 to the FTSE 3-Month Treasury Bill Index and Bloomberg Barclays U.S. Aggregate Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2020, this net expense ratio was 0.73% for Class S, 0.49% for Class I and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.73% for Class S, 0.49% for Class I and 0.37% for Class W for the year ended December 31, 2020.

3For periods through August 1, 2013 (the inception date of the Class I shares), performance for the Class I shares is based on the historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING PERIOD* 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,062.70	$3.73	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66	0.72%
Class I
Actual	$1,000.00	$1,063.80	$2.59	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54	0.50%
Class W
Actual	$1,000.00	$1,066.70	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.89	$0.25	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2020

(unaudited)

Sector Allocation[1]

1As a percentage of net assets.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 0.2%

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Jonah Energy Parent LLC*2	85,915	$1,288,725
Lonestar Resources US, Inc.*	133,824	243,560

TOTAL COMMON STOCKS
(Identified Cost $4,370,787)		1,532,285

LOAN ASSIGNMENTS - 0.7%

Tutor Perini Corp., Term Loan, 5.75%, 8/18/2027[3]
(Identified Cost $4,891,958)	4,987,500	4,999,969

CORPORATE BONDS - 51.4%

Non-Convertible Corporate Bonds- 51.4%
Communication Services - 3.9%
Diversified Telecommunication Services - 2.3%
AT&T, Inc., 4.25%, 3/1/2027	9,000,000	10,527,599
Verizon Communications, Inc., 4.272%, 1/15/2036	4,000,000	4,961,122
		15,488,721
Media - 0.8%
DISH DBS Corp., 6.75%, 6/1/2021	820,000	836,572
NBCUniversal Media LLC, 6.40%, 4/30/2040	2,640,000	4,162,345
TEGNA, Inc., 4.625%, 3/15/2028[4]	500,000	511,250
		5,510,167
Wireless Telecommunication Services - 0.8%
Sprint Corp., 7.25%, 9/15/2021	4,918,000	5,117,179

Total Communication Services		26,116,067

Consumer Discretionary - 5.4%
Automobiles - 2.2%
Ford Motor Co.
8.50%, 4/21/2023	2,000,000	2,251,020
9.00%, 4/22/2025	1,360,000	1,667,374
Ford Motor Credit Co. LLC
3.219%, 1/9/2022	950,000	958,812
2.979%, 8/3/2022	2,050,000	2,084,235
4.389%, 1/8/2026	2,375,000	2,492,990
PM General Purchaser LLC, 9.50%, 10/1/2028[4]	2,515,000	2,785,362
Volkswagen Group of America Finance LLC (Germany), 3.35%, 5/13/2025[4]	2,250,000	2,473,549
		14,713,342
Diversified Consumer Services - 0.3%
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/2026[4]	2,080,000	2,168,400
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Hotels, Restaurants & Leisure - 0.2%
Affinity Gaming, 6.875%, 12/15/2027[4]	1,520,000	$1,592,641

Household Durables - 1.0%
FXI Holdings, Inc., 12.25%, 11/15/2026[4]	1,420,000	1,618,800
STL Holding Co. LLC, 7.50%, 2/15/2026[4]	3,195,000	3,314,813
TRI Pointe Group, Inc. - TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,552,000	1,694,008
		6,627,621
Internet & Direct Marketing Retail - 1.3%
Booking Holdings, Inc., 3.60%, 6/1/2026	7,450,000	8,467,336

Specialty Retail - 0.4%
The TJX Companies, Inc., 3.50%, 4/15/2025	2,750,000	3,070,352

Total Consumer Discretionary		36,639,692

Consumer Staples - 0.7%
Food & Staples Retailing - 0.7%
C&S Group Enterprises LLC, 5.00%, 12/15/2028[4]	2,300,000	2,293,284
KeHE Distributors LLC - KeHE Finance Corp., 8.625%, 10/15/2026[4]	2,400,000	2,694,000

Total Consumer Staples		4,987,284

Energy - 10.0%
Energy Equipment & Services - 0.3%
Oceaneering International, Inc., 6.00%, 2/1/2028	2,430,000	2,171,813
Oil, Gas & Consumable Fuels - 9.7%
Antero Midstream Partners LP - Antero Midstream Finance Corp.
7.875%, 5/15/2026[4]	640,000	660,851
5.75%, 3/1/2027[4]	2,200,000	2,161,500
5.75%, 1/15/2028[4]	1,555,000	1,493,111
Ascent Resources Utica Holdings LLC - ARU Finance Corp., 8.25%, 12/31/2028[4]	1,475,000	1,471,313
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[4]	5,500,000	5,228,556
Bruin E&P Partners LLC, 8.875%, 8/1/2023[5,6]	4,940,000	494
CNX Midstream Partners LP - CNX Midstream Finance Corp., 6.50%, 3/15/2026[4]	1,150,000	1,170,125
DCP Midstream Operating LP
4.75%, 9/30/2021[4]	6,637,000	6,736,555
8.125%, 8/16/2030	1,975,000	2,523,062
EQT Corp., 8.75%, 2/1/2030[7]	1,710,000	2,094,750
Indigo Natural Resources LLC, 6.875%, 2/15/2026[4]	1,635,000	1,671,787

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Ithaca Energy North Sea plc (United Kingdom), 9.375%, 7/15/2024[4]	1,200,000	$1,174,968
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/2026[4]	2,395,000	1,820,200
Navigator Holdings Ltd., 8.00%, 9/10/2025[4]	3,150,000	3,244,500
New Fortress Energy, Inc., 6.75%, 9/15/2025[4]	3,175,000	3,372,422
NGL Energy Partners LP - NGL Energy Finance Corp., 7.50%, 11/1/2023	2,095,000	1,483,522
Occidental Petroleum Corp., 8.875%, 7/15/2030	1,545,000	1,813,444
PDC Energy, Inc., 5.75%, 5/15/2026	1,510,000	1,559,075
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	7,000,000	8,003,047
Talos Production, Inc., 12.00%, 1/15/2026[4]	1,405,000	1,367,023
Tennessee Gas Pipeline Co. LLC 7.00%, 3/15/2027	6,775,000	8,453,926
7.00%, 10/15/2028	2,225,000	2,900,418
The Williams Companies, Inc., 3.75%, 6/15/2027	4,000,000	4,564,146
		64,968,795
Total Energy		67,140,608

Financials - 13.3%
Banks - 3.1%
Bank of America Corp.
4.00%, 1/22/2025	7,000,000	7,865,771
(3 mo. LIBOR US + 0.760%), 0.976%, 9/15/2026[3]	3,561,000	3,489,815
CIT Group, Inc., 5.00%, 8/15/2022	990,000	1,049,400
Citigroup, Inc., 4.45%, 9/29/2027	3,700,000	4,373,911
JPMorgan Chase & Co., 8.00%, 4/29/2027	3,000,000	4,194,169
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	100,000	108,000
		21,081,066

Capital Markets - 3.1%
Advisor Group Holdings, Inc., 10.75%, 8/1/2027[4]	2,414,000	2,667,470
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance, 5.00%, 8/1/2021[4]	3,725,000	3,760,847
Gladstone Capital Corp., 5.125%, 1/31/2026	3,000,000	3,120,000
LPL Holdings, Inc., 4.625%, 11/15/2027[4]	1,562,000	1,616,670
Owl Rock Technology Finance Corp.
4.75%, 12/15/2025[4]	2,280,000	2,380,878
3.75%, 6/17/2026[4]	3,000,000	3,016,284
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
StoneX Group, Inc., 8.625%, 6/15/2025[4]	3,664,000	$3,984,600
		20,546,749
Consumer Finance - 3.3%
Navient Corp.
6.625%, 7/26/2021	3,717,000	3,795,986
5.50%, 1/25/2023	990,000	1,034,550
6.75%, 6/25/2025	1,410,000	1,533,375
OneMain Finance Corp.
7.75%, 10/1/2021	3,000,000	3,157,500
7.125%, 3/15/2026	1,535,000	1,815,138
PRA Group, Inc., 7.375%, 9/1/2025[4]	2,270,000	2,451,600
SLM Corp.
5.125%, 4/5/2022	5,336,000	5,456,060
4.20%, 10/29/2025	3,130,000	3,306,062
		22,550,271
Diversified Financial Services - 1.5%
FS Energy & Power Fund, 7.50%, 8/15/2023[4]	2,430,000	2,317,612
Owl Rock Capital Corp., 3.40%, 7/15/2026	6,300,000	6,390,207
Oxford Finance LLC - Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/2022[4]	1,695,000	1,690,763
		10,398,582
Insurance - 0.5%
Genworth Mortgage Holdings, Inc., 6.50%, 8/15/2025[4]	2,930,000	3,171,725

Mortgage Real Estate Investment Trusts (REITS) - 1.0%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 5.25%, 10/1/2025[4]	2,940,000	2,932,650
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,150,000	1,169,285
4.75%, 3/15/2025	2,400,000	2,460,000
		6,561,935
Thrifts & Mortgage Finance - 0.8%
MGIC Investment Corp., 5.25%, 8/15/2028	2,405,000	2,573,350
Radian Group, Inc., 4.875%, 3/15/2027	2,778,000	3,050,800
		5,624,150
Total Financials		89,934,478

Health Care - 1.8%
Health Care Equipment & Supplies - 0.4%
AdaptHealth LLC, 6.125%, 8/1/2028[4]	2,375,000	2,550,156
Health Care Providers & Services - 0.4%
Prime Healthcare Services, Inc., 7.25%, 11/1/2025[4]	2,455,000	2,608,438

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals - 1.0%
Bausch Health Companies, Inc., 5.00%, 1/30/2028[4]	2,425,000	$2,499,059
P&L Development LLC - PLD Finance Corp., 7.75%, 11/15/2025[4]	2,455,000	2,639,125
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), 6.75%, 3/1/2028	1,600,000	1,810,000
		6,948,184
Total Health Care		12,106,778

Industrials - 6.5%
Aerospace & Defense - 0.2%
Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,250,000	1,462,500
Airlines - 1.0%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[4]	3,165,000	3,437,988
Southwest Airlines Co., 5.25%, 5/4/2025	3,000,000	3,474,483
		6,912,471
Commercial Services & Supplies - 0.6%
Matthews International Corp., 5.25%, 12/1/2025[4]	2,275,000	2,297,750
Prime Security Services Borrower LLC - Prime Finance, Inc., 5.75%, 4/15/2026[4]	1,565,000	1,713,675
		4,011,425
Construction & Engineering - 0.6%
Tutor Perini Corp., 6.875%, 5/1/2025[4]	4,340,000	4,253,200
Electrical Equipment - 0.1%
EnerSys, 4.375%, 12/15/2027[4]	305,000	322,538
Machinery - 0.3%
Hillenbrand, Inc., 5.00%, 9/15/2026[7]	1,494,000	1,675,147
Marine - 1.0%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	3,590,000	3,597,359
Global Ship Lease, Inc. (United Kingdom), 9.875%, 11/15/2022[4]	1,659,000	1,700,475
Navios South American Logistics, Inc. - Navios Logistics Finance US, Inc. (Uruguay), 10.75%, 7/1/2025[4]	1,560,000	1,669,200
		6,967,034
Trading Companies & Distributors - 2.7%
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[4]	1,500,000	1,593,210
Aviation Capital Group LLC, 6.75%, 4/6/2021[4]	3,750,000	3,800,201
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Avolon Holdings Funding Ltd. (Ireland), 3.25%, 2/15/2027[4]	9,000,000	$9,182,864
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/1/2025[4]	1,605,000	1,677,402
9.75%, 8/1/2027[4]	1,520,000	1,742,300
		17,995,977
Total Industrials		43,600,292

Information Technology - 1.4%
Communications Equipment - 0.3%
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	1,535,000	1,694,256

IT Services - 0.6%
Austin BidCo, Inc., 7.125%, 12/15/2028[4]	415,000	433,156
Unisys Corp., 6.875%, 11/1/2027[4]	1,555,000	1,698,838
Visa, Inc.
2.70%, 4/15/2040	1,215,000	1,326,332
4.30%, 12/14/2045	635,000	869,784
		4,328,110
Semiconductors & Semiconductor Equipment - 0.3%
ams AG (Austria), 7.00%, 7/31/2025[4]	1,565,000	1,698,025
Software - 0.2%
LogMeIn, Inc., 5.50%, 9/1/2027[4]	1,310,000	1,372,225

Total Information Technology		9,092,616

Materials - 1.4%
Chemicals - 0.0%##
WR Grace & Co.-Conn, 5.625%, 10/1/2024[4]	192,000	207,120
Metals & Mining - 1.4%
Hudbay Minerals, Inc. (Peru), 6.125%, 4/1/2029[4]	1,490,000	1,605,475
IAMGOLD Corp. (Burkina Faso), 5.75%, 10/15/2028[4]	2,475,000	2,512,125
Infrabuild Australia Pty Ltd. (Australia), 12.00%, 10/1/2024[4]	3,425,000	3,463,531
Joseph T Ryerson & Son, Inc., 8.50%, 8/1/2028[4]	1,350,000	1,528,875
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022[5,8]	5,870,000	39,623
		9,149,629
Total Materials		9,356,749

Real Estate - 5.0%
Equity Real Estate Investment Trusts (REITS) - 4.8%
American Tower Corp., 3.80%, 8/15/2029	8,250,000	9,591,760

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Camden Property Trust, 2.80%, 5/15/2030	3,225,000	$3,581,553
Crown Castle International Corp.
3.10%, 11/15/2029	5,000,000	5,509,670
3.30%, 7/1/2030	1,850,000	2,070,666
HAT Holdings I LLC - HAT Holdings II LLC, 3.75%, 9/15/2030[4]	1,640,000	1,701,500
Iron Mountain, Inc., 4.50%, 2/15/2031[4]	1,645,000	1,723,137
MGM Growth Properties Operating Partnership LP - MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029[4]	1,520,000	1,554,200
SBA Tower Trust
2.836%, 1/15/2025[4]	3,500,000	3,726,271
1.884%, 1/15/2026[4]	2,750,000	2,819,678
		32,278,435
Real Estate Management & Development - 0.2%
Forestar Group, Inc., 5.00%, 3/1/2028[4]	1,565,000	1,615,863

Total Real Estate		33,894,298

Utilities - 2.0%
Electric Utilities - 1.7%
Alexander Funding Trust, 1.841%, 11/15/2023[4]	10,000,000	10,113,825
Talen Energy Supply LLC, 6.50%, 6/1/2025	1,450,000	1,181,750
		11,295,575

Multi-Utilities - 0.3%

Virginia Electric and Power Co., 8.875%, 11/15/2038	1,350,000	2,503,110

Total Utilities		13,798,685

TOTAL CORPORATE BONDS
(Identified Cost $330,356,957)		346,667,547

ASSET-BACKED SECURITIES - 23.6%

AMSR Trust, Series 2020-SFR4, Class A, 1.355%, 11/17/2037[4]	4,833,000	4,873,887
CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.97%, 4/15/2022	347,448	348,023
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.561%, 7/15/2030[4]	2,054,931	2,063,660
CCG Receivables Trust, Series 2019-1, Class A2, 2.80%, 9/14/2026[4]	3,098,824	3,146,665
CF Hippolyta LLC
Series 2020-1, Class A1, 1.69%, 7/15/2060[4]	3,912,953	3,985,793
Series 2020-1, Class B1, 2.28%, 7/15/2060[4]	1,908,758	1,938,285
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Chesapeake Funding II LLC, Series 2017-2A, Class A1 (Canada), 1.99%, 5/15/2029[4]	117,219	$117,321
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[4]	4,338,891	4,448,261
Corevest American Finance Trust Series 2019-1, Class A, 3.324%, 3/15/2052[4]	4,864,127	5,180,534
Series 2019-3, Class A, 2.705%, 10/15/2052[4]	3,163,480	3,333,940
Series 2020-3, Class A, 1.358%, 8/15/2053[4]	1,994,033	2,013,698
Series 2020-4, Class A, 1.174%, 12/15/2052[4]	1,250,000	1,254,370
Credit Acceptance Auto Loan Trust Series 2018-1A, Class A, 3.01%, 2/16/2027[4]	471,829	472,224
Series 2018-2A, Class A, 3.47%, 5/17/2027[4]	2,735,658	2,751,596
Series 2019-1A, Class A, 3.33%, 2/15/2028[4]	4,050,000	4,125,133
Dell Equipment Finance Trust, Series 2019-1, Class A2, 2.78%, 8/23/2021[4]	385,138	385,729
DT Auto Owner Trust Series 2019-2A, Class A, 2.85%, 9/15/2022[4]	110,715	110,823
Series 2019-3A, Class A, 2.55%, 8/15/2022[4]	226,769	227,152
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/2038[4,9]	3,210,965	3,416,454
Enterprise Fleet Financing LLC Series 2018-2, Class A2, 3.14%, 2/20/2024[4]	1,501,502	1,511,881
Series 2019-1, Class A2, 2.98%, 10/20/2024[4]	1,324,723	1,347,099
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class A, 3.06%, 4/17/2023[4]	574,369	578,147
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[4]	4,883,874	4,957,102
Hertz Fleet Lease Funding LP, Series 2018-1, Class A2, 3.23%, 5/10/2032[4]	2,677,436	2,692,480
InSite Issuer LLC, Series 2020-1A, Class A, 1.496%, 9/15/2050[4]	2,500,000	2,511,537
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo. LIBOR US + 0.850%), 1.003%, 12/17/2036[3,4]	449,781	448,683
Series 2017-SFR2, Class B, (1 mo. LIBOR US + 1.150%), 1.303%, 12/17/2036[3,4]	400,000	399,032
Laurel Road Prime Student Loan Trust, Series 2019-A, Class A2FX, 2.73%, 10/25/2048[4]	1,533,656	1,569,433

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Marlette Funding Trust, Series 2019-2A, Class A, 3.13%, 7/16/2029[4]	1,028,517	$1,037,378
Navient Private Education Loan Trust
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.658%, 6/25/2031[3]	5,237,796	5,121,571
Series 2015-BA, Class A3, (1 mo. LIBOR US + 1.450%), 1.609%, 7/16/2040[3,4]	2,879,664	2,917,345
Series 2017-2A, Class A, (1 mo. LIBOR US + 1.050%), 1.198%, 12/27/2066[3,4]	3,552,712	3,597,196
Series 2019-2A, Class A2, (1 mo. LIBOR US + 1.000%), 1.148%, 2/27/2068[3,4]	3,900,000	3,941,009
Series 2019-BA, Class A1, (1 mo. LIBOR US + 0.400%), 0.559%, 12/15/2059[3,4]	551,744	551,505
Series 2019-CA, Class A1, 2.82%, 2/15/2068[4]	334,790	335,577
Series 2019-EA, Class A1, 2.39%, 5/15/2068[4]	1,767,961	1,774,971
Series 2020-1A, Class A1B, (1 mo. LIBOR US + 1.050%), 1.198%, 6/25/2069[3,4]	2,932,282	2,969,926
Series 2020-GA, Class A, 1.17%, 9/16/2069[4]	1,580,440	1,592,336
NYCTL Trust, Series 2018-A, Class A, 3.22%, 11/10/2031[4]	441,262	444,703
OCP CLO Ltd., Series 2020-8RA, Class A1, (3 mo. LIBOR US + 1.220%) (Cayman Islands), 1/17/2032[3,4,10]	3,500,000	3,500,000
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[4]	7,235,000	7,485,506
Series 2020-1A, Class A2, 3.101%, 2/15/2028[4]	6,300,000	6,448,046
Series 2020-1A, Class B, 4.037%, 2/15/2028[4]	3,700,000	3,783,466
Progress Residential Trust
Series 2019-SFR2, Class A, 3.147%, 5/17/2036[4]	8,552,309	8,830,752
Series 2019-SFR4, Class A, 2.687%, 10/17/2036[4]	3,800,000	3,918,833
SMB Private Education Loan Trust
Series 2019-B, Class A2A, 2.84%, 6/15/2037[4]	4,350,000	4,593,372
Series 2020-B, Class A1A, 1.29%, 7/15/2053[4]	2,735,453	2,744,723
SoFi Consumer Loan Program LLC
Series 2017-3, Class A, 2.77%, 5/25/2026[4]	206,779	207,385
Series 2017-4, Class A, 2.50%, 5/26/2026[4]	110,222	110,633
Series 2019-1, Class A, 3.24%, 2/25/2028[4]	751,116	756,411
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Consumer Loan Program LLC (continued)
Series 2019-2, Class A, 3.01%, 4/25/2028[4]	927,234	$936,569
Series 2019-3, Class A, 2.90%, 5/25/2028[4]	670,634	677,686
SoFi Professional Loan Program LLC
Series 2016-C, Class A2B, 2.36%, 12/27/2032[4]	173,789	176,015
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[4]	534,014	545,836
Series 2019-B, Class A1FX, 2.78%, 8/17/2048[4]	473,324	474,496
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[4]	2,444,255	2,450,037
Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%, 6/15/2028[4]	126,346	126,629
TCI-Flatiron CLO Ltd., Series 2016-1A, Class CR2, (3 mo. LIBOR US + 2.200%) (Cayman Islands), 2.437%, 1/17/2032[3,11]	2,500,000	2,500,000
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[4,9]	848,872	865,374
Series 2017-1, Class A1, 2.75%, 10/25/2056[4,9]	2,856,403	2,927,532
Series 2018-2, Class A1, 3.25%, 3/25/2058[4,9]	1,213,126	1,269,833
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.148%, 10/25/2048[3,4]	2,900,152	2,911,424
Tricon American Homes, Series 2020-SFR1, Class C, 2.249%, 7/17/2038[4]	2,500,000	2,532,392
Trinity Rail Leasing 2018 LLC, Series 2020-1A, Class A, 1.96%, 10/17/2050[4]	2,939,187	2,973,424
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[4]	6,500,000	6,544,547
Vertical Bridge Holdings LLC, Series 2020-2A, Class A, 2.636%, 9/15/2050[4]	4,000,000	4,037,128
Volvo Financial Equipment LLC Series, Series 2019-1A, Class A2, 2.90%, 11/15/2021[4]	69	69
World Omni Auto Receivables Trust, Series 2019-B, Class A2, 2.63%, 6/15/2022	246,863	247,086
World Omni Automobile Lease Securitization Trust, Series 2019-A, Class A2, 2.89%, 11/15/2021	13,836	13,850

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $156,370,428)		159,081,513

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.2%

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[4,9]	524,736	539,417

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Citigroup Commercial Mortgage Trust, Series 2019-SST2, Class A, (1 mo. LIBOR US + 0.920%), 1.079%, 12/15/2036[3,4]	7,000,000	$7,002,198
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/2043[4,9]	282,404	287,515
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	987,980	1,023,361
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[4]	4,480,000	4,694,439
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K014, Class X1 (IO), 1.178%, 4/25/2021[9]	5,168,815	6,036
Series K016, Class X1 (IO), 1.481%, 10/25/2021[9]	4,151,904	21,371
Series K017, Class X1 (IO), 1.286%, 12/25/2021[9]	29,586,303	202,876
Series K021, Class X1 (IO), 1.404%, 6/25/2022[9]	16,011,223	236,492
Series K030, Class X1 (IO), 0.170%, 4/25/2023[9]	53,636,904	188,040
Series K032, Class X1 (IO), 0.089%, 5/25/2023[9]	31,543,800	79,358
Series K106, Class X1 (IO), 1.355%, 1/25/2030[9]	53,945,447	5,758,693
Freddie Mac REMICS
Series 4791, Class BA, 4.00%, 3/15/2044	916,557	927,457
Series 4801, Class BA, 4.50%, 5/15/2044	460,368	464,266
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[4]	83,103,973	131,628
Series 2014-K715, Class B, 3.972%, 2/25/2046[4,9]	2,185,000	2,182,980
Series 2014-K716, Class B, 3.929%, 8/25/2047[4,9]	2,550,000	2,576,986
Series 2015-K42, Class B, 3.850%, 12/25/2024[4,9]	1,900,000	2,065,916
Series 2015-K43, Class B, 3.733%, 2/25/2048[4,9]	1,500,000	1,638,303
Series 2018-K156, Class B, 4.068%, 7/25/2036[4,9]	4,000,000	3,724,111
Series 2018-K159, Class B, 4.361%, 11/25/2033[4,9]	3,500,000	3,359,052
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3, 4.070%, 11/15/2043[4]	303,145	302,849
JP Morgan Mortgage Trust Series 2013-1, Class 1A2, 3.00%, 3/25/2043[4,9]	209,297	212,277
Series 2013-2, Class A2, 3.50%, 5/25/2043[4,9]	246,124	250,976
		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust (continued)
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[4,9]		479,282	$490,192
Series 2017-3, Class 1A5, 3.50%, 8/25/2047[4,9]		333,195	333,415
Metlife Securitization Trust, Series 2019-1A, Class A, 3.75%, 4/25/2058[4,9]		1,470,687	1,618,557
New Residential Mortgage Loan Trust Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[4,9]		421,657	451,750
Series 2015-2A, Class A1, 3.75%, 8/25/2055[4,9]		626,841	667,974
Series 2019-2A, Class A1, 4.25%, 12/25/2057[4,9]		3,303,082	3,557,476
PSMC Trust, Series 2019-3, Class A3, 3.50%, 11/25/2049[4,9]		1,527,080	1,540,098
Sequoia Mortgage Trust Series 2013-2, Class A, 1.874%, 2/25/2043[9]		331,891	335,074
Series 2013-6, Class A2, 3.00%, 5/25/2043[9]		3,075,792	3,124,803
Series 2013-7, Class A2, 3.00%, 6/25/2043[9]		274,141	278,512
Series 2013-8, Class A1, 3.00%, 6/25/2043[9]		369,252	375,155
Series 2020-1, Class A4, 3.50%, 2/25/2050[4,9]		1,470,866	1,484,455
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.629%, 11/15/2027[3,4]		1,777,115	1,172,896
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[4,9]		3,263,203	3,293,960
Toorak Mortgage Corp. Ltd., Series 2019-1, Class A1, 4.458%, 3/25/2022[4,12]		5,000,000	5,077,274
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.209%, 12/15/2033[3,4]		7,000,000	6,807,963
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[4,9]		252,331	258,934

TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES
(Identified Cost $65,077,288)			68,745,085

FOREIGN GOVERNMENT BONDS - 3.1%

Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025		1,300,000	1,426,100
Mexican Government Bond (Mexico), 6.50%, 6/9/2022.	MXN	126,000,000	6,518,732
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		1,800,000	2,067,750

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024	9,000,000	$9,464,061
Saudi Government International Bond (Saudi Arabia), 2.90%, 10/22/2025[4]	1,000,000	1,077,350

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $22,542,849)		20,553,993

MUNICIPAL BONDS - 0.9%

Hawaii, Series GC, G.O. Bond, 2.632%, 10/1/2037	3,905,000	4,071,783
Utah Transit Authority, Series B, Revenue Bond, 2.97%, 12/15/2039	2,000,000	2,085,460

TOTAL MUNICIPAL BONDS
(Identified Cost $6,157,423)		6,157,243

MUTUAL FUND - 3.0%

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF
(Identified Cost $20,043,401)	609,000	20,261,430

U.S. GOVERNMENT AGENCIES - 0.8%

Mortgage-Backed Securities - 0.8%
Fannie Mae
Pool #888468, UMBS, 5.50%, 9/1/2021	7,590	7,618
Pool #995233, UMBS, 5.50%, 10/1/2021	27	27
Pool #888017, UMBS, 6.00%, 11/1/2021	2,091	2,108
Pool #995329, UMBS, 5.50%, 12/1/2021	3,615	3,638
Pool #888136, UMBS, 6.00%, 12/1/2021	3,223	3,258
Pool #888810, UMBS, 5.50%, 11/1/2022	9,657	9,710
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AD0462, UMBS, 5.50%, 10/1/2024	9,014	$9,515
Pool #MA0115, UMBS, 4.50%, 7/1/2029	50,850	55,574
Pool #MA1834, UMBS, 4.50%, 2/1/2034	205,520	227,188
Pool #918516, UMBS, 5.50%, 6/1/2037	76,834	90,310
Pool #889624, UMBS, 5.50%, 5/1/2038	119,608	140,579
Pool #995876, UMBS, 6.00%, 11/1/2038	328,038	388,432
Pool #AD0307, UMBS, 5.50%, 1/1/2039	118,718	139,566
Pool #AA7236, UMBS, 4.00%, 6/1/2039	581,245	635,694
Pool #AW5338, UMBS, 4.50%, 6/1/2044	715,153	801,575
Pool #AS3878, UMBS, 4.50%, 11/1/2044	627,266	700,509
Pool #BE7845, UMBS, 4.50%, 2/1/2047	219,282	239,918
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	4,825	4,892
Pool #G12655, 6.00%, 5/1/2022	3,638	3,701
Pool #G12988, 6.00%, 1/1/2023	4,186	4,314
Pool #G13078, 6.00%, 3/1/2023	6,326	6,508
Pool #G13331, 5.50%, 10/1/2023	3,694	3,825
Pool #C91359, 4.50%, 2/1/2031	134,447	148,631
Pool #D98711, 4.50%, 7/1/2031	384,785	425,393
Pool #C91746, 4.50%, 12/1/2033	315,927	349,319
Pool #G07655, 5.50%, 12/1/2035	307,299	360,526
Pool #G04176, 5.50%, 5/1/2038	135,516	159,364
Pool #A78227, 5.50%, 6/1/2038	151,774	178,089
Pool #G05900, 6.00%, 3/1/2040	53,815	63,479

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $4,843,397)		5,163,260

SHORT-TERM INVESTMENT - 5.6%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[13]
(Identified Cost $37,881,718)	37,881,718	37,881,718

TOTAL INVESTMENTS - 99.5%
(Identified Cost $652,536,206)		671,044,043
OTHER ASSETS, LESS LIABILITIES - 0.5%		3,138,222
NET ASSETS - 100%		$674,182,265

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2020
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION
266	U.S. Treasury Notes (5 Year)	CBOT	March 2021	33,559,641	$35,327
TOTAL LONG POSITIONS					$35,327

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2020
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
2,200	EURO-SCHATZ	Eurex	March 2021	301,753,658	$184,936
167	U.S. Treasury Notes (10 Year)	CBOT	March 2021	23,059,047	(36,531)
103	U.S. Ultra (10 Year)	CBOT	March 2021	16,105,016	(46,672)
36	U.S. Ultra Treasury Bonds (30 Year)	CBOT	March 2021	7,688,250	106,517
TOTAL SHORT POSITIONS					$208,250

CBOT - Chicago Board of Trade

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

EUREX - Eurex Exchange

G.O. Bond - General Obligation Bond

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

No. - Number

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2020.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2020 was $370,129,458, which represented 54.9% of the Series’ Net Assets.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on dates between March 26, 2020 and June 1, 2020 at an aggregate cost of $263,400. The value of the security at December 31, 2020 was $494, or less than 0.1% of the Series’ Net Assets.

7Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on on dates between October 6, 2017 and October 10, 2017 and on September 12, 2019 at an aggregate cost of $4,353,936. The value of the security at December 31, 2020 was $39,623, or less than 0.1% of the Series’ Net Assets.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2020.

10Fully Unfunded CLO – No period end interest rate will be disclosed.

11Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on December 22, 2020 at a cost of $2,500,000. The value of the security at December 31, 2020 was $2,500,000, or 0.4% of the Series’ Net Assets.

12Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2020.

13Rate shown is the current yield as of December 31, 2020.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2020

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2020

ASSETS:

Investments in securities, at value (identified cost $652,536,206) (Note 2)	$671,044,043
Foreign currency, at value (identified cost $1,612,588)	1,758,838
Receivable from investment advisor (Note 3)	429
Interest receivable	5,517,767
Deposits at broker for futures contracts	4,580,609
Receivable for fund shares sold	883,369
Dividends receivable	79,216
Futures variation margin receivable	12,467
Prepaid and other expenses	17,237

TOTAL ASSETS	683,893,975

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	36,388
Accrued sub-transfer agent fees (Note 3)	12,479
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	4,389
Accrued Chief Compliance Officer service fees (Note 3)	1,503
Payable for securities purchased	9,513,168
Futures variation margin payable	67,798
Payable for fund shares repurchased	14,299
Other payables and accrued expenses	61,686

TOTAL LIABILITIES	9,711,710

TOTAL NET ASSETS	$674,182,265

NET ASSETS CONSIST OF:

Capital stock	$621,280
Additional paid-in-capital	653,283,313
Total distributable earnings (loss)	20,277,672

TOTAL NET ASSETS	$674,182,265

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($20,925,191/1,913,901 shares)	$10.93

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($21,687,489/2,246,557 shares)	$9.65

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($631,569,585/57,967,539 shares)	$10.90

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:

Interest	$24,171,766
Dividends	143,759

Total Investment Income	24,315,525

EXPENSES:

Management fees (Note 3)	2,112,451
Fund accounting and administration fees (Note 3)	144,872
Directors’ fees (Note 3)	85,985
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	50,119
Accrued sub-transfer agent fees (Note 3)	44,534
Chief Compliance Officer service fees (Note 3)	3,784
Custodian fees	34,603
Miscellaneous	239,314

Total Expenses	2,715,662
Less reduction of expenses (Note 3)	(2,143,965)

Net Expenses	571,697

NET INVESTMENT INCOME	23,743,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	9,927,556
Futures contracts	(3,379,671)
Options written	272,043
Foreign currency and translation of other assets and liabilities	(435,536)

6,384,392

Net change in unrealized appreciation (depreciation) on-
Investments	15,449,351
Futures contracts	(1,839,935)
Foreign currency and translation of other assets and liabilities	147,233

13,756,649
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	20,141,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,884,869

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/20	FOR THE YEAR ENDED 12/31/19
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$23,743,828	$28,814,204
Net realized gain (loss) on investments and foreign currency	6,384,392	(1,543,329)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,756,649	19,467,724

Net increase (decrease) from operations	43,884,869	46,738,599

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class S	(530,098)	(569,520)
Class I	(645,381)	(656,971)
Class W	(21,495,898)	(27,871,927)

Total distributions to shareholders	(22,671,377)	(29,098,418)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(248,841,791)	170,021,787

Net increase (decrease) in net assets	(227,628,299)	187,661,968

NET ASSETS:

Beginning of year	901,810,564	714,148,596

End of year	$674,182,265	$901,810,564

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.44	$10.18	$10.42	$10.33	$10.12
Income from investment operations:
Net investment income[1]	0.29	0.28	0.26	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.48	0.23	(0.24)	0.11	0.19
Total from investment operations	0.77	0.51	0.02	0.33	0.41
Less distributions to shareholders:
From net investment income	(0.28)	(0.25)	(0.25)	(0.23)	(0.20)
From net realized gain on investments	(0.00)[2]	—	(0.01)	(0.01)	—
Total distributions to shareholders	(0.28)	(0.25)	(0.26)	(0.24)	(0.20)
Net asset value - End of year	$10.93	$10.44	$10.18	$10.42	$10.33
Net assets - End of year (000’s omitted)	$20,925	$22,884	$685,649	$770,824	$845,043
Total return[3]	7.54%	5.01%	0.20%	3.19%	4.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.73%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.74%	2.80%	2.56%	2.08%	2.18%
Series portfolio turnover	96%	75%	58%	62%	56%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.01%	0.01%	0.00% [4]	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.26	$9.09	$9.34	$9.28	$9.12
Income from investment operations:
Net investment income[1]	0.28	0.28	0.26	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.42	0.20	(0.22)	0.11	0.16
Total from investment operations	0.70	0.48	0.04	0.33	0.39
Less distributions to shareholders:
From net investment income	(0.31)	(0.31)	(0.28)	(0.26)	(0.23)
From net realized gain on investments	(0.00)[2]	—	(0.01)	(0.01)	—
Total distributions to shareholders	(0.31)	(0.31)	(0.29)	(0.27)	(0.23)
Net asset value - End of year	$9.65	$9.26	$9.09	$9.34	$9.28
Net assets - End of year (000’s omitted)	$21,687	$19,039	$28,499	$66,543	$49,233
Total return[3]	7.74%	5.37%	0.40%	3.52%	4.27%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.49%	0.48%	0.50%	0.50%	0.50%
Net investment income	2.96%	3.01%	2.75%	2.33%	2.50%
Series portfolio turnover	96%	75%	58%	62%	56%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.01%	0.01%	0.00% [4]	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED 12/31/20	FOR THE PERIOD 3/1/19[1] TO 12/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.41	$10.34
Income from investment operations:
Net investment income[2]	0.36	0.30
Net realized and unrealized gain (loss) on investments	0.49	0.12
Total from investment operations	0.85	0.42
Less distributions to shareholders:
From net investment income	(0.36)	(0.35)
From net realized gain on investments	(0.00)[3]	—
Total distributions to shareholders	(0.36)	(0.35)
Net asset value - End of period	$10.90	$10.41
Net assets - End of period (000’s omitted)	$631,570	$859,888
Total return[4]	8.29%	4.10%	[5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	[6]
Net investment income	3.40%	3.44%	[6]
Series portfolio turnover	96%	75%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.32%	0.31%	[6]

[1]Commencement of operations.
[2]Calculated based on average shares outstanding during the periods.
[3]Less than $(0.01).
[4]Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.
[5]Includes litigation proceeds. Excluding this amount, the Class’ total return is 4.00%.
[6]Annualized.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2020, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock and Unconstrained Bond Series Class Z common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock and 150 million have been designated as Unconstrained Bond Series Class W common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2020 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Energy	$1,532,285	$—	$243,560	$1,288,725
Debt securities:
Loan Assignments	4,999,969	—	4,999,969	—
U.S. Treasury and other U.S.
Government agencies	5,163,260	—	5,163,260	—
States and political subdivisions (municipals)	6,157,243	—	6,157,243	—
Corporate debt:
Communication Services	26,116,067	—	26,116,067	—
Consumer Discretionary	36,639,692	—	36,639,692	—
Consumer Staples	4,987,284	—	4,987,284	—
Energy	67,140,608	—	67,140,608	—
Financials	89,934,478	—	89,934,478	—
Health Care	12,106,778	—	12,106,778	—
Industrials	43,600,292	—	43,600,292	—
Information Technology	9,092,616	—	9,092,616	—
Materials	9,356,749	—	9,356,749	—
Real Estate	33,894,298	—	33,894,298	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Utilities	$13,798,685	$—	$13,798,685	$—
Asset-backed securities	159,081,513	—	159,081,513	—
Commercial mortgage-backed securities	68,745,085	—	68,745,085	—
Foreign government bonds	20,553,993	—	20,553,993	—
Mutual fund	20,261,430	20,261,430	—	—
Short-Term Investment	37,881,718	37,881,718	—	—
Other financial instruments:*
Interest rate contracts	326,780	326,780	—	—
Total assets	671,370,823	58,469,928	611,612,170	1,288,725
Liabilities:
Other financial instruments:*
Interest rate contracts	(83,203)	(83,203)	—	—
Total liabilities	(83,203)	(83,203)	—	—
Total	$671,287,620	$58,386,725	$611,612,170	$1,288,725

There were no Level 3 securities held by the Series as of December 31, 2019.

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series’ forward foreign currency exchange contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). No such investments were held by the Series on December 31, 2020.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked- to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

The following table presents the present value of derivatives held at December 31, 2020 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$326,780
Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(83,203)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Foreign currency exchange contracts	Net realized gain (loss) on investments[2]	$(452,997)
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$(512,006)
Interest rate contracts	Net realized gain (loss) on futures contracts	$(2,867,665)
Equity contracts	Net realized gain (loss) on options written	$272,043

Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on investments[3]	$(210,000)
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(519,337)
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,320,598)

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

1Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

2Options purchased are included in net realized gain (loss) on investments.

3Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

The average month-end balances for the year ended December 31, 2020 were as follows:

Futures Contracts:
Average number of contracts purchased[1]	1,040
Average number of contracts sold	1,515
Average notional value of contracts purchased[1]	$175,856,150
Average notional value of contracts sold	$278,333,035
Options:
Average number of option contracts purchased[2]	300
Average number of option contracts written[1]	3,500
Average notional value of option contracts purchased[2]	$41,900,000
Average notional value of option contracts written[1]	$29,361,500

1Average notional calculations were performed utilizing the period held rather than 12 months.

2Average notional calculations are for a period less than one month.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non- agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation- indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2020.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2020.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2020, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2017 through December 31, 2020. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2020, the sub- transfer agency expenses incurred by Class S and Class I were $21,894 and $22,640, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement dated February 13, 2020, as amended, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out- of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.35% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,996,101 in management fees for Class W for the year ended December 31, 2020. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $147,864 for Class W, respectively, for the year ended December 31, 2020. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2020, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2022	2023	Total
Class W	$84,567	$147,864	$232,431

For the year ended December 31, 2020, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

The Series may participate in securities purchase and sale transactions with other Series or accounts advised by Manning & Napier (cross trades), in accordance with procedures adopted by the Fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases cross trades aggregated $2,268,079 for the year ended December 31, 2020.

4.	Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $547,853,738 and $564,566,269, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $72,999,599 and $271,835,887, respectively.

Unconstrained Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, and Class W shares of Unconstrained Bond Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/20		12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	813,870	$8,534,928	1,192,081	$12,463,772
Reinvested	45,323	481,149	50,716	526,853
Repurchased	(1,136,891)	(11,884,364)	(66,433,565)	(686,982,994)
Total	(277,698)	$(2,868,287)	(65,190,768)	$(673,992,369)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/20		12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	844,626	$7,997,823	977,242	$9,028,573
Reinvested	43,160	405,892	43,111	397,461
Repurchased	(697,988)	(6,374,607)	(2,099,868)	(19,392,391)
Total	189,798	$2,029,108	(1,079,515)	$(9,966,357)

CLASS W			FOR THE PERIOD 3/1/19
	FOR THE YEAR ENDED		(COMMENCEMENT OF OPERATIONS)
	12/31/20		TO 12/31/19
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,946,934	$41,573,248	90,241,283	$933,240,082
Reinvested	1,940,080	20,442,493	2,596,706	26,876,368
Repurchased	(30,558,394)	(310,018,353)	(10,199,070)	(106,135,937)
Total	(24,671,380)	$(248,002,612)	82,638,919	$853,980,513

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund (with the exception of Credit Series) may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2021 unless extended or renewed. During the year ended December 31, 2020, the Series did not borrow under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. For

Unconstrained Bond Series

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

the year ended December 31, 2020, the Series invested in futures contracts (foreign currency exchange risk and interest rate risk), options purchased (foreign currency exchange risk) and options written (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including redesignation of distributions paid, foreign currency gains and losses, GAAP adjustments and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/20	ENDED 12/31/19
Ordinary income	$22,671,377	$29,098,418

At December 31, 2020, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$652,888,688
Unrealized appreciation	30,862,389
Unrealized depreciation	(12,463,457)

Net unrealized appreciation	$18,398,932
Undistributed ordinary income	$1,694,046

At December 31, 2020, the capital loss carryover utilized in the current year was $4,112,191.

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual

Unconstrained Bond Series

Notes to Financial Statements (continued)

10.	Market Event (continued)

issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments)..
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	82
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Partner (1995-2006 & 2013-2018); Senior Counsel (2006-2012) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit) since 2007; Amherst Early Music, Inc. (non-profit) since 2009; Gotham Early Music Scene, Inc. (non-profit) since 2009; S’Cool Sounds, Inc. (non-profit) since 2017

Name:	Harris H. Rusitzky[2]
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President since 1994 - The Greening Group (business consultants); Partner since 2006 - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university) since 1972; Culinary Institute of America (non-profit college) since 1985; George Eastman Museum (museum) since 1988; National Restaurant Association (restaurant trade organization) (1978-2020)

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman

Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	40
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC & Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019; Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office[1] & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

2Effective December 31, 2020, Peter L. Faber and Harris Rusitzky have each retired as a Director of the Fund in accordance with the Board’s existing Board retirement policy.

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/20-AR

ITEM 1(b):

Not applicable.

ITEM 2: CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, Russell O. Vernon and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4: Principal Accountant Fees and Services

●	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. [Real Estate Series, Core Bond Series, Unconstrained Bond Series, High Yield Bond Series, Diversified Tax Exempt Series, New York Tax Exempt Series, and Credit Series] (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2020 and 2019 were:

	2020	2019

Audit Fees (a)	$288,619	$235,745

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$95,737	$120,638

All Other Fees (d)	$0	$0

	$384,355	$356,382

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These tax services provided by PWC relate to professional services rendered for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2020 and 2019.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2020	2019

Audit Related Fees	$115,500	$0

Tax Fees	$0	$0

	$115,500	$0

The Audit Related fees for the years ended December 31, 2020 and 2019 were for work related to a fund liquidation and merger. There were no Audit Related fees for the year ended December 31, 2019.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2020 and 2019.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2020 and 2019 were $95,737 and $120,638, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $115,500 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5: Audit Committee of Listed registrants

Not applicable.

Item 6: Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures

(a)	Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the period covered by this report there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13: Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.

Date: 02/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer
Manning & Napier Fund, Inc.

Date: 02/25/2021

/s/ Troy M. Statczar
Troy M. Statczar
Treasurer and Principal Financial Officer
Manning & Napier Fund, Inc.

Date: 02/25/2021